                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    /X/  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / /  Soliciting  Material  Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(c)(2))

                    QUEST FOR VALUE DUAL PURPOSE FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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     and 0-11

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QUEST FOR VALUE
DUAL PURPOSE
FUND, INC.
                                              NOVEMBER 7, 1996
DEAR SHAREHOLDER:

You are cordially invited to attend the Special Meeting of Capital Shareholders of the Quest for Value Dual Purpose Fund, Inc. to be held at One World Financial Center, New York, New York (40th Floor) on December 20, 1996 at 3:00 p.m. Eastern Time.

You are being asked to consider and approve several proposals including the conversion of the Fund from a closed-end to an open-end investment company. By converting to an open-end fund, shareholders will have the ongoing right to redeem their shares at a price based on the net asset value of the shares rather than a price set in the market. This would eliminate the current market discount from net asset value. IF THE PROPOSAL TO CONVERT THE FUND AND THE OTHER PROPOSALS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT ARE NOT APPROVED, THE FUND WILL BE LIQUIDATED. THE PAYMENT OF LIQUIDATION DISTRIBUTIONS WOULD BE A TAXABLE EVENT. Neither the Fund nor its Capital Shareholders will realize any gain or loss for tax purposes if the Fund is converted to an open-end fund.

Your Fund was organized as a dual purpose structure with two separate classes of stock, Capital Shares and Income Shares. Since the Income Shares will be redeemed on January 31, 1997, your Board of Directors believes that the interests of the Capital Shareholders are best served by converting the Fund to an open-end fund and allowing Capital Shareholders to invest in a vehicle that closely resembles their original investment. You should note that, as described in the Proxy Statement, the expenses of the Fund as an open-end company would be higher than they have been for a closed-end company.

Please note that this is not a routine vote of shareholders. The Fund must receive a "yes" vote of two-thirds of the outstanding Capital Shares with respect to one proposal necessary to implement the conversion. Failing to cast your vote could lead to the liquidation of the Fund.

In addition, you are being asked to consider and approve a new Investment Advisory Agreement with OppenheimerFunds, Inc. ("OFI"), a new Distribution and Service Plan and Agreement with OppenheimerFunds Distributor, Inc., a subsidiary of OFI, and a new Subadvisory Agreement with OpCap Advisors, the current advisor to the Fund. If these agreements and the other proposals presented are approved and the conversion is implemented, the portfolio of the Fund will continue to be managed by OpCap Advisors and Shareholders will have the advantages of being part of the Oppenheimer funds family. These advantages include the ability to exchange shares of the Fund for shares of any of over 40 Oppenheimer funds without paying a sales charge. Information about the Oppenheimer funds, including prospectuses, can be obtained by calling 1-800-525-7048. The Board of Directors of the Fund believes that the new Agreements are in the best interests of the Fund and Capital Shareholders.

Futhermore, the Board is asking you to consider and approve changes in the Fund's investment objective and investment restrictions and the restatement and amendment of the Fund's
Articles of Incorporation.

Please take the time to carefully review the Proxy Statement which describes each of the proposals in detail.

Your Board of Directors believes the matters being proposed for approval are in the best interests of the Fund and its shareholders and recommends a vote "for" each Proposal. Regardless of the number of shares you own, it is important that they be represented and voted. Please participate by signing, dating and mailing your proxy card in the enclosed postage paid return envelope. If you have any questions regarding the meeting or need assistance in voting your shares, please contact our proxy solicitor, D. F. King & Co., Inc., at 1-800-290-6427.

Your prompt response will help save your Fund the costs associated with additional solicitations.

Once again, we appreciate the time and consideration that you give to this important matter.

                                          Sincerely yours,

                                                   [SIG]

                                          Joseph M. La Motta
                                          President

                    QUEST FOR VALUE DUAL PURPOSE FUND, INC.

                ONE WORLD FINANCIAL CENTER, NEW YORK, N.Y. 10281
                            ------------------------

               NOTICE OF SPECIAL MEETING OF CAPITAL SHAREHOLDERS
                          TO BE HELD DECEMBER 20, 1996
                             ---------------------

TO THE CAPITAL SHAREHOLDERS:

    Notice is hereby given that a special meeting of the holders of Capital Shares of the Quest for Value Dual Purpose Fund, Inc. (the "Fund") will be held at One World Financial Center, New York, New York 10281 on the 40th floor on December 20, 1996, at 3:00 p.m., Eastern Time, for the following purposes:

    1. To approve a proposal to change the Fund's subclassification under the Investment Company Act of 1940 from a closed-end management investment company to an open-end management investment company;

    2. To approve  a new  Investment Advisory  Agreement with  OppenheimerFunds,
       Inc.;

    3. To approve a new Subadvisory Agreement between OppenheimerFunds, Inc. and OpCap Advisors, the current advisor to the Fund;

    4. To approve a new Distribution and Service Plan and Agreement with OppenheimerFunds Distributor, Inc. with respect to Class A shares;

    5. To approve Articles of Amendment and Restatement;

    6. To approve a change in the Fund's fundamental investment objective;

    7. To approve a change to certain of the Fund's fundamental investment restrictions;

    8. To elect Directors; and

    9. To act upon such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

    The close of business on October 28, 1996, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting. A list of shareholders entitled to vote at the meeting will be available for inspection by shareholders at the Fund's office for ten days prior to the meeting date.

                                          BY ORDER OF THE BOARD OF DIRECTORS,
                                          THOMAS E. DUGGAN
                                          SECRETARY

                                   IMPORTANT

THE BOARD OF DIRECTORS URGES YOU TO MARK, SIGN AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE. YOUR PROMPT RESPONSE WILL ELIMINATE THE NEED FOR ADDITIONAL AND UNNECESSARY MAILINGS. OPCAP ADVISORS HAS RETAINED D. F. KING & CO., INC. TO ASSIST IN THE SOLICITATION OF PROXIES. SHAREHOLDERS WHO HAVE NOT VOTED THEIR PROXIES IN A TIMELY MANNER MAY RECEIVE A TELEPHONE CALL FROM D. F. KING & CO., INC. IN AN EFFORT TO URGE THEM TO VOTE.

                    QUEST FOR VALUE DUAL PURPOSE FUND, INC.

                ONE WORLD FINANCIAL CENTER, NEW YORK, N.Y. 10281

                                PROXY STATEMENT
                                ---------------

                        SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 20, 1996
                             ---------------------

    This statement is furnished to the holders of Capital Shares of the Quest for Value Dual Purpose Fund, Inc. (the "Fund") in connection with the solicitation by management of proxies to be used at a special meeting (the "meeting") of holders of the Capital Shares of the Fund to be held on December 20, 1996 or any adjournment or adjournments thereof. This statement will first be mailed to shareholders on or about November 11, 1996.

    The Fund has two classes of stock: Capital Shares and Income Shares. All of the issued and outstanding Income Shares will be redeemed on January 31, 1997, as provided in the Fund's Articles of Incorporation. Only the holders of Capital Shares will vote on the matters presented at this meeting. As of October 28, 1996, the record date, there were 18,004,302 Capital Shares outstanding. Each Capital Shareholder will be entitled to one vote for each share held on the record date. Income Shareholders are not eligible to vote on the matters presented. Unless the context otherwise requires, the term "shares" refers to Capital Shares.

    If the enclosed form of proxy is properly executed and returned, the shares represented thereby will be voted at the meeting as indicated thereon with respect to the Proposals stated therein. In the absence of choices, the shares represented by the proxy will be voted in favor of the Proposals.

    In order that your shares may be represented at the meeting or any adjournment or adjournments thereof, you are requested to: indicate your voting instructions on the proxy card; date and sign the proxy card; mail the proxy card promptly in the enclosed postage-paid envelope; and allow sufficient time for the proxy to be received on or before 3:00 p.m. on December 20, 1996.

    The proxy confers discretionary authority upon the persons named therein to vote on other business, not currently contemplated, which may come before the meeting. In the event that a quorum (the presence in person or by proxy of the holders of a majority of the Fund's Capital Shares entitled to vote) cannot be obtained, an adjournment or adjournments of the meeting may be sought by the Board of Directors. In the event that a quorum is present at the meeting but sufficient votes to approve a particular Proposal are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment would require the affirmative vote of the holders of a majority of the shares of the Fund present at the meeting or any adjournment thereof, in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR any matter in favor of such an adjournment and will vote those proxies required to be voted AGAINST any matter that comes before the meeting against any such adjournment.

    The proxy may be revoked at any time prior to the voting thereof by: (i) written instructions addressed to the Secretary of the Fund at One World Financial Center, New York, New York 10281; (ii) attendance at the meeting and voting in person; or (iii) signing and returning a new proxy (if returned and received in time to be voted).

    It is anticipated that proxy solicitation will be made principally by mail, although employees of OpCap Advisors may, without special compensation, contact shareholders by telephone or wire. Arrangements have been made with brokers and custodians, nominees and fiduciaries to send proxy material to beneficial owners. In addition, OpCap Advisors has retained D. F. King & Co., Inc. to assist in the solicitation of proxies primarily by contacting shareholders by telephone and telegram for a fee not to exceed $5,000 plus reasonable out-of-pocket expenses. With respect to a telephone solicitation by the firm, additional expenses would include $5.00 per telephone vote transacted, $2.75 per outbound telephone contact and costs relating to obtaining shareholders' telephone numbers. D.F. King & Co., Inc. may call shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. The Fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone would be asked for their social security number or other identifying information and would be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. Although a shareholder's vote may be taken by telephone, each shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card. The portion of the expenses of this meeting relating to the proposed conversion of the Fund to an open-end investment company, approval of Articles of Amendment and Restatement and approval of a change in the Fund's fundamental investment objective, will be borne by the Capital Shares of the Fund after the Income Shares are redeemed. The balance of the expenses of the solicitation and meeting will be shared by OpCap Advisors and OppenheimerFunds, Inc.

    To the knowledge of the Fund, the only shareholder owning of record or beneficially more than 5% of the outstanding Capital Shares of the Fund is Cede & Co. as nominee for Depository Trust Co., 17,334,377 (96.2%) Capital Shares held for the benefit of clients as of the record date.

    The officers and Directors of the Fund, as a group, owned beneficially less than 1% of the Capital Shares of the Fund as of the record date.

                                 PROPOSAL NO. 1
   APPROVAL OF A CHANGE IN THE FUND'S SUB CLASSIFICATION UNDER THE INVESTMENT COMPANY ACT OF 1940 FROM A CLOSED-END MANAGEMENT INVESTMENT COMPANY TO AN
                     OPEN-END MANAGEMENT INVESTMENT COMPANY

BACKGROUND OF THE PROPOSAL

    The Fund was organized as a closed-end investment company with a "dual purpose" structure; its dual investment objective is (a) long-term capital appreciation and preservation of capital and (b) current income and long-term growth of income. The Fund originally issued an equal amount of common stock (the "Capital Shares") and preferred stock (the "Income Shares"). The Capital Shares are entitled to all gains and losses on all of the assets of the Fund and the Income Shares are entitled to receive all of the Fund's income and bear all of the expenses of the Fund. The Fund's Articles of Incorporation and Prospectus provide that the Income Shares are to be redeemed on January 31, 1997 at their initial net asset value per share plus accumulated and unpaid dividends, if any. With respect to the Capital Shares, the Fund's Articles of Incorporation and its Prospectus envisioned one of two possibilities subsequent to the termination of the dual purpose structure: (i) conversion of the Fund to an open-end investment company or (ii) liquidation and dissolution.

    For the reasons set forth in detail below, the Board of Directors of the Fund, at a meeting held on September 17, 1996, considered each of the foregoing alternatives and determined that it was in the best interests of Capital
Shareholders to convert the Fund to an open-end fund. Accordingly, the Board approved the submission to the Capital Shareholders of a proposal to convert the Fund from a closed-end investment company to an open-end investment company (the "Conversion").

    In connection with the Conversion, the Directors also considered and approved an amendment of the Fund's sub-classification under the Investment Company Act of 1940 ( the "Act") from a closed-end management investment company to an open-end management investment company and the amendment and restatement of the Fund's Articles of Incorporation to provide for such Conversion. The Board of Directors also considered and approved new contractual arrangements for the management and distribution of the Fund as an open-end investment company. In addition, at a meeting held on October 10, 1996, the Board of Directors approved a change in the Fund's investment objective to eliminate the income objective of the Fund; its new objective would be solely capital appreciation. Furthermore, the Board approved changes to certain of the Fund's fundamental investment restrictions. Each of the foregoing is subject to approval by the Capital Shareholders.

    If the Fund is converted to an open-end management investment company, shareholders will have the right to redeem their shares at a price based on the net asset value of the shares rather than a price set in the market. Shareholders also will have the ability to purchase additional shares at a price based on the net asset value of the shares plus any applicable sales charge. All of the Proposals must be approved by the requisite shareholder vote for the Conversion to be implemented. If each Proposal is not approved by the shareholders, the Fund will be liquidated.

EVALUATION BY THE BOARD OF DIRECTORS

    In making its determination to recommend the Conversion to the Capital Shareholders, the Board of Directors considered, among other things: (i) the principal differences between a closed-end fund and an open-end fund (as discussed herein) and the relative advantages and disadvantages of each; (ii) that a liquidation of the Fund would be a taxable event; and (iii) that a liquidation would deprive the Capital Shareholders of the ability to continue their investments in a vehicle that closely resembles what they were seeking when they invested in the Fund. In addition, the Board considered the capability of OppenheimerFunds, Inc. ("OFI") to act as investment adviser for the Fund and the fact that the Fund's portfolio would continue to be managed by OpCap Advisors as sub-adviser if Proposal No. 3 is approved. The Board also considered the capability of OppenheimerFunds Distributor, Inc. (the "Distributor"), an affiliate of OFI, to engage in an ongoing distribution of Fund shares if Proposal No. 4 is approved. OFI and the Distributor are not related to Oppenheimer Capital, OpCap Advisors or their affiliate, Oppenheimer & Co., Inc., the brokerage firm.

    For the reasons set forth in this Proxy Statement, the Board of Directors concluded that it was in the best interests of the Capital Shareholders to convert the Fund into an open-end investment company.

DIFFERENCES BETWEEN FUND OPERATIONS AS AN OPEN-END AND CLOSED-END INVESTMENT COMPANY

    The Fund is currently registered as a "closed-end" management investment company under the Act. Closed-end investment companies neither redeem their outstanding shares nor generally engage in the continuous sale of new securities, and thus operate with a relatively fixed capitalization. The shares of closed-end investment companies are normally bought and sold on national securities exchanges. The Fund's shares are currently traded on The New York Stock Exchange, Inc. (the "NYSE"). The Income Shares will be redeemed on January 31, 1997. The Fund's Capital Shares will be delisted from the NYSE upon effectiveness of the registration statement pursuant to which the Fund offers its shares as an open-end investment company.

    In contrast, open-end management investment companies, commonly referred to as "mutual funds," issue redeemable securities. The holders of redeemable securities have the right to surrender those securities to the mutual fund and obtain in return their proportionate share of the value of the fund's net assets (less any redemption fee or deferred sales charge charged by the fund). No redemption fees or deferred sales charges will be applicable to the outstanding Capital Shares. Many mutual funds (including the Fund, if the proposed Conversion is effected) also continuously issue new shares to investors through the fund's distributor at the public offering price at the time of such issuance.

    Some of the legal and practical differences between operations of the Fund as a closed-end and an open-end investment company are as follows:

    (a)ACQUISITION AND DISPOSITION OF SHARES. If the Fund is converted into an open-end investment company, the Fund's Capital Shares will no longer be listed on the NYSE and investors wishing to acquire shares of the Fund would be able to purchase them from the Distributor or any broker-dealer or financial institution that has a sales agreement with the Distributor at the public offering price (net asset value plus any applicable sales charge). Shareholders desiring to realize the value of their shares would be able to do so by exercising their right to have such shares redeemed by the Fund at the next determined current net asset value. The Fund's net asset value per share is calculated by dividing (i) the value of its portfolio securities plus all cash and other assets (including accrued interest and dividends received but not collected) less all liabilities (including accrued expenses) by (ii) the number of outstanding shares of the Fund. The Securities and Exchange Commission (the "SEC") generally requires open-end investment companies to value their assets on each business day in order to determine the current net asset value on the basis of which their shares may be redeemed by shareholders or purchased by investors. It is anticipated that the net asset value of the Fund will be published daily by leading financial publications.

    (b)ELIMINATION OF DISCOUNT. Converting the Fund into an open-end fund will eliminate immediately any market discount from net asset value. If the Conversion is approved by the shareholders, the market discount may be reduced or the shares may trade at a premium prior to the date of any conversion to open-end status to the extent investors are induced to purchase shares in the open market in anticipation of a prospective open-ending or in order to avoid the payment of sales charges that will be in effect after the Conversion.

    (c)PORTFOLIO MANAGEMENT. Because a closed-end investment company does not have to redeem its shares, it may keep all of its assets fully invested and make investment decisions without having to adjust for cash inflows and outflows from continuing sales and redemptions of its shares. In contrast, open-end funds may be subject to pressure to sell portfolio securities at disadvantageous times or prices to satisfy such redemption requests. OpCap Advisors, the Fund's current investment adviser and proposed subadviser, believes that due to the highly liquid nature of the Fund's portfolio, it should have no difficulty in satisfying redemption requests or in otherwise managing the Fund as an open-end fund. The Fund's current investment objectives are (a) long-term capital appreciation and preservation of capital and (b) current income and long-term growth of income. Since current income and long-term growth of income is the objective of the Income Shares and those shares will be redeemed on January 31, 1997, it is proposed that the Fund's fundamental investment objective be changed to capital appreciation (see Proposal No. 6 regarding approval of a change in the Fund's fundamental investment objective). The Fund's income-producing investments have been primarily corporate bonds and convertible securities and dividend-paying common stocks. In order to redeem the Income Shares on January 31, 1997, all or a portion (depending upon market conditions) of the Fund's holdings of bonds, convertible securities and dividend-paying common stocks will be sold. If the Conversion and the other Proposals presented at the meeting are approved, the Fund will invest in common stocks, bonds and convertible securities only for the potential of capital appreciation, not for the generation of income. For the foregoing reasons, OpCap Advisors does not believe that converting the Fund to an open-end fund will adversely affect investment performance.

    (d)EXPENSES; POTENTIAL NET REDEMPTIONS. Under the Fund's existing dual purpose structure, all operating expenses of the Fund are borne by the Income Shares and no expenses are allocated to the Capital Shares. If the Fund is converted to an open-end fund, the Capital Shares will become Class A shares of Common Stock and will bear their allocable share of the Fund's expenses. Open-end funds are generally more expensive to operate and administer than closed-end funds and it is expected that the Fund's expense ratio will be higher than it is currently. Expenses of operation as an open-end fund not currently borne by the Fund include the costs associated with the distribution of the Fund's shares (see Proposal No. 4 regarding approval of a Distribution and Service Plan and Agreement), higher transfer agency expenses and the cost of registration of the Fund's shares with the SEC and in the various states (see "State Registration Requirements" below). In addition, the Fund might be required to sell portfolio securities in order to meet redemptions, thereby resulting in realization of gains (or losses). The Fund's expense ratio could be adversely affected by significant net redemptions. In the unlikely event the Fund's asset base is reduced to such a small size as to render the Fund no longer economically viable, the Board might consider alternatives to continuing the Fund's operations, including merging the Fund with another investment company or liquidating the Fund.

    (e)STATE REGISTRATION REQUIREMENTS. As a closed-end fund listed on the NYSE, the Fund does not currently bear the expense of registering the sale of its shares with state securities commissions. However, as a result of open-ending and making a continuous offering of its shares, the Fund will be required to register the sale of its shares with state securities commissions and will incur the costs related to such registration.

    (f)COMPARATIVE EXPENSE INFORMATION. Set forth below are tables that compare current and pro forma expenses based on assets and expenses for the six months ended June 30, 1996 and for the fiscal year ended December 31, 1995. The pro forma fees and expenses are those estimated to be incurred if the Fund is converted to an open-end fund and the new Investment Advisory Agreement, 12b-1 plans and other agreements become effective or are implemented.

CURRENT

  (PERIOD: SIX MONTHS ENDED JUNE 30, 1996)
SUMMARY OF FUND EXPENSES

    Under the Fund's dual purpose structure, the Capital Shares are entitled to any capital appreciation from all the assets of the Fund and the Income Shares are entitled to receive all the Fund's net income and bear all the expenses of the Fund, including advisory and administration fees and organizational expenses. For the purpose of this comparison and because the dual purpose structure of the Fund will not terminate until January 31, 1997, when the Income Shares will be redeemed, the following table presents expenses of the Fund as a whole.

SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases (as a % of offering price)..................      *
Maximum Deferred Sales Load.........................................................    none
Maximum Sales Load Imposed on Reinvested Dividends..................................    none
Redemption Fee......................................................................    none
Exchange Fee........................................................................     N/A
ANNUAL FUND OPERATING EXPENSES (AS A % OF AVERAGE NET ASSETS)
Management Fee......................................................................    .56%
12b-1 Fee...........................................................................    none
Other Expenses......................................................................    .16%
                                                                                      ---------
Total Fund Operating Expenses.......................................................    .72%

------------------------
* Purchases and sales made on the NYSE are subject to customary brokerage commissions of approximately 1% but may be less or more than 1% depending on the size of the transaction.

PRO FORMA

  SUMMARY OF FUND EXPENSES

    The following table estimates the expenses expected to have been incurred if the Fund operated as an open-end fund during the six month period ended June 30, 1996 (with $700 million of assets) under the new investment advisory, 12b-1 plans and other agreements and the new capital structure of three classes of shares: Class A with a front-end sales load and Class B and Class C sold without a front-end sales load but with different contingent deferred sales arrangements.

                                                                                             CLASS OF SHARES:
                                                                                      -------------------------------
                                                                                          A          B          C
                                                                                      ---------  ---------  ---------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases (as a % of offering price)..................     5.75%*    none       none
Maximum Deferred Sales Load (1).....................................................    none         5.00%      1.00%
Maximum Sales Load Imposed on Reinvested Dividends..................................    none       none       none
Redemption Fee......................................................................    none       none       none
Exchange Fee........................................................................    none       none       none
ANNUAL FUND OPERATING EXPENSES (AS A % OF AVERAGE NET ASSETS)
Management Fee After Waiver (2).....................................................       .67%       .67%       .67%
12b-1 Fee After Waiver (including service fees of .25%) (2).........................       .35%      1.00%      1.00%
Other Expenses......................................................................       .40%       .40%       .40%
                                                                                      ---------  ---------  ---------
TOTAL FUND OPERATING EXPENSES AFTER WAIVER..........................................      1.42%      2.07%      2.07%

------------------------
 * Capital Shareholders will not pay a sales charge in connection with the Conversion. The sales charge will be applicable to purchases of Class A shares made subsequent to the Conversion.

(1) Purchases of Class A shares made after the Conversion of $1 million or more ($500,000 or more for purchases by certain retirement plans) will not be subject to front-end sales charges but a contingent deferred sales charge of 1% will be imposed if the shares are redeemed within the first 18 months after the end of the calendar month of their purchase.

(2) The management fee is higher than that paid by most other investment companies. For the first two years after the new Investment Advisory Agreement takes effect, OFI will waive the following portion of the advisory fee: .15% of the first $200 million of net assets; .40% of the next $200 million of net assets; .30% of the next $400 million of net assets and .25% of net assets over $800 million. For the first two years after the new 12b-1 plan for Class A shares takes effect, the Distributor will waive .15% of the annual distribution fee. Without these waivers, the management fee would be .96%, the 12b-1 fee for Class A shares would be .50% and total fund operating expenses would be 1.86%, 2.36% and 2.36% for Class A, B and C shares, respectively.

                                    CURRENT

    EXAMPLE 1: YOU WOULD PAY THE FOLLOWING EXPENSES OVER THE INDICATED PERIODS IN THE FUND ON A $1,000 INVESTMENT, ASSUMING A 5% ANNUAL RETURN.

1 Year.................................................................................  $       7
3 Years................................................................................         23
5 Years................................................................................         40
10 Years...............................................................................         89

                                   PRO FORMA

    EXAMPLE 1: YOU WOULD PAY THE FOLLOWING EXPENSES OVER THE INDICATED PERIODS IN THE FUND ON A $1,000 INVESTMENT ASSUMING (A) PAYMENT OF THE MAXIMUM SALES CHARGE, (B) A 5% ANNUAL RETURN, AND (C) RETENTION OF SHARES AT THE END OF THE TIME PERIOD. 10-YEAR FIGURES FOR CLASS B SHARES ASSUME CONVERSION TO CLASS A SHARES AFTER SIX YEARS.

                                                                           A          B          C
                                                                       ---------  ---------  ---------
1 Year...............................................................  $      71  $      21  $      21
3 Years..............................................................        104         68         68
5 Years..............................................................        144        121        121
10 Years.............................................................        256        241        265

    EXAMPLE 2: YOU WOULD PAY THE FOLLOWING EXPENSES OVER THE INDICATED PERIODS IN THE FUND ON A $1,000 INVESTMENT ASSUMING (A) PAYMENT OF THE MAXIMUM SALES CHARGE, (B) A 5% ANNUAL RETURN, AND (C) REDEMPTION AT THE END OF THE TIME PERIOD. 10-YEAR FIGURES FOR CLASS B SHARES ASSUME CONVERSION TO CLASS A SHARES AFTER SIX YEARS.

                                                                           A          B          C
                                                                       ---------  ---------  ---------
1 Year...............................................................  $      71  $      71  $      31
3 Years..............................................................        104         98         68
5 Years..............................................................        144        141        121
10 Years.............................................................        256        241        265

    THE EXAMPLES SHOULD NOT BE CONSIDERED INDICATIONS OF PAST OR FUTURE EXPENSES OR PERFORMANCE AND ACTUAL EXPENSES OR PERFORMANCE MAY VARY FROM THOSE SHOWN.

    Investors should be aware that over time, Class B and C shareholders may pay more than the equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers Conduct Rules.

CURRENT

  PERIOD: FISCAL YEAR ENDED DECEMBER 31, 1995
SUMMARY OF FUND EXPENSES

    Under the Fund's dual purpose structure, the Capital Shares are entitled to any capital appreciation from all the assets of the Fund and the Income Shares are entitled to receive all the Fund's net income and bear all the expenses of the Fund, including advisory and administration fees and organizational expenses. For the purpose of this comparison and because the dual purpose structure of the Fund will not terminate until January 31, 1997, when the Income Shares will be redeemed, the following table presents expenses of the Fund as a whole.

SHAREHOLDER TRANSACTION EXPENSES
Maximum Initial Sales Load Imposed on Purchases (as a % of offering price)..........      *
Maximum Deferred Sales Load.........................................................    none
Maximum Sales Load Imposed on Reinvested Dividends..................................    none
Redemption Fee......................................................................    none
Exchange Fee........................................................................     N/A
ANNUAL FUND OPERATING EXPENSES (AS A % OF AVERAGE NET ASSETS)
Management Fee......................................................................    .56%
12b-1 Fee...........................................................................    none
Other Expenses......................................................................    .17%
                                                                                      ---------
TOTAL FUND OPERATING EXPENSES.......................................................    .73%

------------------------
* Purchases and sales made on the NYSE are subject to customary brokerage commissions of approximately 1% but may be less or more than 1% depending on the size of the transaction.

PRO FORMA

  SUMMARY OF FUND EXPENSES

    The following table estimates the expenses expected to have been incurred if the Fund operated as an open-end fund during the fiscal year ended December 31, 1995 (with $700 million of assets) under the new investment advisory, 12b-1 plans and other agreements and the new capital structure of three classes of shares: Class A with a front-end sales load and Class B and Class C sold without a front-end sales load but with different contingent deferred sales arrangements.

                                                                                             CLASS OF SHARES:
                                                                                      -------------------------------
                                                                                          A          B          C
                                                                                      ---------  ---------  ---------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Initial Sales Load Imposed on Purchases (as a % of offering price)..........     5.75%*       none       none
Maximum Deferred Sales Load (1).....................................................       none      5.00%      1.00%
Maximum Sales Load Imposed on Reinvested Dividends..................................       none       none       none
Redemption Fee......................................................................       none       none       none
Exchange Fee........................................................................       none       none       none
ANNUAL FUND OPERATING EXPENSES (AS A % OF AVERAGE NET ASSETS)
Management Fee After Waiver (2).....................................................       .67%       .67%       .67%
12b-1 Fee After Waiver (including service fees of .25%) (2).........................       .35%      1.00%      1.00%
Other Expenses......................................................................       .40%       .40%       .40%
                                                                                      ---------  ---------  ---------
TOTAL FUND OPERATING EXPENSES.......................................................      1.42%      2.07%      2.07%

------------------------
 * Capital Shareholders will not pay a sales charge in connection with the Conversion. The sales charge will be applicable to purchases of Class A shares made subsequent to the Conversion.

(1) Purchases of Class A shares made after the Conversion of $1 million or more ($500,000 or more for purchases by certain retirement plans) will not be subject to front-end sales charges but a contingent deferred sales charge of 1% will be imposed if the shares are redeemed within the first 18 months after the end of the calendar month of their purchase.

(2) The management fee is higher than that paid by most other investment companies. For the first two years after the new Investment Advisory Agreement takes effect, OFI will waive the following portion of the advisory fee: .15% of the first $200 million of net assets; .40% of the next $200 million of net assets; .30% of the next $400 million of net assets and .25% of net assets over $800 million. For the first two years after the new 12b-1 plan for Class A shares takes effect, the Distributor will waive .15% of the distribution fee. Without these waivers, the management fee would be .96%, the 12b-1 fee applicable to Class A shares would be .50% and total fund operating expenses would be 1.86%, 2.36% and 2.36% for Class A, B and C shares, respectively.

                                    CURRENT

    EXAMPLE 1: YOU WOULD PAY THE FOLLOWING EXPENSES OVER THE INDICATED PERIODS IN THE FUND ON A $1,000 INVESTMENT, ASSUMING A 5% ANNUAL RETURN.

1 Year.................................................................................  $       7
3 Years................................................................................         23
5 Years................................................................................         41
10 Years...............................................................................         91

                                   PRO FORMA

    EXAMPLE 1: YOU WOULD PAY THE FOLLOWING EXPENSES OVER THE INDICATED PERIODS IN THE FUND ON A $1,000 INVESTMENT ASSUMING (A) PAYMENT OF THE MAXIMUM SALES CHARGE, (B) A 5% ANNUAL RETURN, AND (C) RETENTION OF SHARES AT THE END OF THE TIME PERIOD. 10-YEAR FIGURES FOR CLASS B SHARES ASSUME CONVERSION TO CLASS A SHARES AFTER SIX YEARS.

                                                                           A          B          C
                                                                       ---------  ---------  ---------
1 Year...............................................................  $      71  $      21  $      21
3 Years..............................................................        104         68         68
5 Years..............................................................        144        121        121
10 Years.............................................................        256        241        265

    EXAMPLE 2: YOU WOULD PAY THE FOLLOWING EXPENSES OVER THE INDICATED PERIODS IN THE FUND ON A $1,000 INVESTMENT ASSUMING (A) PAYMENT OF THE MAXIMUM SALES CHARGE, (B) A 5% ANNUAL RETURN, AND (C) REDEMPTION AT THE END OF THE TIME PERIOD. 10-YEAR FIGURES FOR CLASS B SHARES ASSUME CONVERSION TO CLASS A SHARES AFTER SIX YEARS.

                                                                           A          B          C
                                                                       ---------  ---------  ---------
1 Year...............................................................  $      71  $      71  $      31
3 Years..............................................................        104         98         68
5 Years..............................................................        144        141        121
10 Years.............................................................        256        241        265

    THE EXAMPLES SHOULD NOT BE CONSIDERED INDICATIONS OF PAST OR FUTURE EXPENSES OR PERFORMANCE AND ACTUAL EXPENSES OR PERFORMANCE MAY VARY FROM THOSE SHOWN.

    Investors should be aware that over time, Class B and C shareholders may pay more than the equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers Conduct Rules.

    (g)VOTING RIGHTS. Under the Fund's dual purpose structure, the Capital Shareholders vote on the election of Capital Share Directors and on any matters on which the Act or any other applicable law requires a class vote. Capital Shareholders are entitled to one vote per share.

       If the Conversion and the other Proposals presented at this meeting are approved, there will be three classes of shares of Common Stock of the Fund. The Capital Shares will become Class A shares and, in addition, Class B and Class C shares will be created. Each class will have exclusive voting rights as to matters that relate solely to its arrangement and will have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of another class. Opportunities to vote may become less frequent if the Fund converts to open-end status because the Fund will not hold shareholder meetings unless required to do so by the Act.
       Maryland law provides that registered investment companies are not required to hold annual shareholders' meetings as long as there is no requirement under the Act which must be met by convening shareholders' meetings. The Fund has been required to hold an annual shareholders' meeting by the regulations of the NYSE but if the Conversion is approved, the Fund's shares will be delisted and the Fund will not hold annual meetings in any year in which it is not required by the Act to do so.

       By not having to hold annual shareholder meetings, the Fund would save the costs of preparing proxy materials and soliciting shareholders' votes on the usual proposals contained therein. Based on the number of outstanding shares and shareholders as of the record date, such costs would aggregate approximately $55,000 per year. Under the Act, the Fund would be required to hold a shareholder meeting if the number of Directors elected by the shareholders were less than a majority of the total number of Directors, or if a change were sought in the fundamental investment policies of the Fund or the Fund's status (such as, for example, a change from open-end to closed-end status), among other things.

    (h)DIVIDEND REINVESTMENT PLAN. Only Income Shareholders may participate in the Fund's current Dividend Reinvestment Plan. Under the Fund's Plan, State Street Bank and Trust Company, as Plan Agent, pools dividends payable to Income Shareholders who are participants in the Plan, purchases shares on the open market on behalf of the Plan and then allocates shares and a proportionate share of the brokerage commissions of each participant. If the proposals presented at this meeting are approved, shareholders would have the opportunity to reinvest dividends and capital gains distributions in shares of the Fund, at net asset value.

    (i)SENIOR SECURITIES AND BORROWINGS. The Act prohibits mutual funds from issuing "senior securities" representing indebtedness (i.e., bonds, debentures, notes and other similar securities), other than indebtedness to banks where there is an asset coverage of at least 300% for all borrowings. Closed-end investment companies are permitted to issue "senior securities" representing indebtedness to any lender if the 300% asset coverage test is met and may issue preferred stock (subject to various limitations), whereas open-end investment companies generally may not issue preferred stock. Currently, the Fund is leveraged because under its dual purpose structure, the Capital Shareholders are entitled to all gains and losses attributable to the Income Shares as well as the Capital Shares. This leverage will be eliminated upon the redemption of the Income Shares. The Fund, however, may only borrow money in an amount up to 10% of its total assets. Shareholders are being asked to change this policy. See Proposal No. 7.

    (j)SHAREHOLDER SERVICES. If the Fund is converted into an open-end investment company, the same services will be made available to shareholders of the Fund as are available to shareholders of each of the open-end Oppenheimer funds. Such services include: (1) an automatic purchasing plan, (2) a systematic withdrawal plan, (3) an Exchange Privilege which allows shareholders of the Fund to exchange their shares for shares of certain other Oppenheimer funds and (4) the ability to effect various transactions by telephone including by Phone Link, a 24-hour automated telephone system.

    (k)DISTRIBUTION PLANS. An open-end investment company, unlike a closed-end investment company, is permitted to finance the distribution of its shares by adopting a plan of distribution pursuant to Rule 12b-1 under the Act. If the Fund is converted to a mutual fund and if Proposal No. 4 is approved by shareholders, the Fund will adopt a Plan of Distribution pursuant to Rule 12b-1 in order to compensate the Distributor for services provided and activities undertaken to distribute the shares of the Fund. See Proposal No. 4 below.

    (l)MINIMUM INVESTMENT AND INVOLUNTARY REDEMPTIONS. If the Fund is converted to an open-end fund, it will adopt requirements for future shareholders that an initial investment in Fund shares and that any subsequent investment by all shareholders must be in a specified minimum amount, in order to reduce the administrative burdens incurred in monitoring numerous small accounts. The Fund expects that the minimum initial purchase for future shareholders will be $1,000 ($25 if the account is opened through certain plans, or for pension and profit-sharing plans and IRAs, $250). Additional investments may be made in the amount of $25. The Fund reserves the right to redeem, upon notice and at net asset value, the shares of any shareholder, other than a shareholder that is an IRA or other tax-deferred retirement plan, whose shares have a value of less than $100 as a result of redemptions or repurchases, or such other amount as may be fixed by the Board of Directors. The Fund will notify such shareholder that the value of his or her shares is less than the applicable amount and allow the shareholder to make additional investments in an amount which will increase the value of the account to at least the applicable amount before the redemption.

    (m)QUALIFICATION AS A REGULATED INVESTMENT COMPANY. The Fund intends to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), after conversion to open-end status, so that it will continue to be relieved of federal income tax on that part of its investment company taxable income and net capital gain that is distributed to its shareholders. To qualify for this treatment the Fund must currently meet several requirements, one of which is that the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, options or futures contracts held for less than three months.

CONVERSION TO AN OPEN-END INVESTMENT COMPANY

    If the Conversion and the other Proposals presented at this meeting are approved, the Board will take such other actions as are necessary to effect the Conversion. The Conversion of the Fund to an open-end investment company will be accomplished by: (i) the filing of Articles of Amendment and Restatement of the Fund with the Secretary of State of the State of Maryland; (ii) changing the Fund's subclassification under the Act from a closed-end management investment company to an open-end management investment company; and (iii) the filing of a registration statement under the Securities Act of 1933, as amended, and the Act with the SEC and state securities commissions. It is expected that the registration statement will be filed before the date of the meeting and will become effective on the date of the Conversion.

    Although management will use all practicable measures to keep costs at a minimum, certain costs will be incurred, many of which will be non-recurring, in connection with the Conversion, including costs associated with the seeking of necessary government clearances, the preparation of a registration statement and prospectus as required by federal securities laws (including printing, mailing and legal costs) and the payment of necessary filing fees under the securities laws of various states.

    Neither the Fund nor its shareholders will realize any gain or loss for federal income tax purposes as a result of the Conversion. However, shareholders will recognize a gain or loss if they later redeem their shares to the extent that the redemption proceeds are greater or less than the respective adjusted tax basis of their shares. Payment for any such redemption generally will be made within seven days after receipt of a proper request for redemption (in accordance with redemption procedures specified in the prospectus). Such payment may be postponed or the right of redemption suspended under unusual circumstances that affect the ability to value the securities in the Fund's portfolio or when an emergency makes it not reasonably practicable for the Fund to dispose of portfolio securities or fairly to determine the value of its net assets. If the proposal to open-end the Fund and the other proposals presented at this meeting are not approved by the shareholders, the Fund will be liquidated.

VOTE REQUIRED

    Approval of a change in the Fund's subclassification under the Act from a closed-end management investment company to an open-end management investment company will require the vote of a majority of the outstanding Capital Shares. Under the Act, the vote of a "majority of the outstanding voting securities" of an investment company means the vote, at a duly called annual or special meeting of shareholders, of 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the company are present or represented by proxy, or of more than 50% of the total outstanding shares of the company, whichever is less.

    THE BOARD OF DIRECTORS, INCLUDING A MAJORITY OF THE INDEPENDENT DIRECTORS, RECOMMENDS THAT SHAREHOLDERS APPROVE THE PROPOSAL TO CHANGE THE FUND'S SUBCLASSIFICATION UNDER THE ACT FROM A CLOSED-END MANAGEMENT INVESTMENT COMPANY TO AN OPEN-END MANAGEMENT INVESTMENT COMPANY.

                             PROPOSALS NO. 2 AND 3
                 APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT
                          WITH OPPENHEIMERFUNDS, INC.
                         AND NEW SUBADVISORY AGREEMENT
                         BETWEEN OPPENHEIMERFUNDS, INC.
                               AND OPCAP ADVISORS

                                   BACKGROUND

    Oppenheimer Capital formed its subsidiary OpCap Advisors (previously called Quest for Value Advisors) to offer its institutional investment advisory services to the retail market. Its flagship fund, the Quest for Value Fund, Inc., was established in 1980 and the Fund was established in 1987. Since that time OpCap Advisors steadily added to its product line through the development of new funds and by acquisitions. OCC Distributors, a subsidiary of Oppenheimer Capital, marketed these products through a network of third party broker-dealers and with an emphasis on the retirement market. Although Oppenheimer Capital was proud of the performance of its mutual fund products and the benefits they brought to shareholders, in the course of a review of its business, it concluded that it should concentrate on its core investment management business and not continue in the retail distribution of mutual funds. The retail mutual fund market requires significant assets per fund and in the aggregate for a mutual fund family to cover normal costs, significant capital investment in new products and services, financing for Class B and Class C shares and sales support. Consequently, it became increasingly difficult for a relatively small mutual fund operation, with assets under $10 billion, to compete.

    After this determination had been made, representatives of OFI approached Oppenheimer Capital about acquiring certain of its mutual fund assets. Representatives of OFI, Oppenheimer Capital, OCC Distributors and OpCap Advisors held meetings beginning in April 1995 and the parties executed an Acquisition Agreement (the "Acquisition Agreement") on August 17, 1995 relating to the mutual fund assets of certain open-end mutual funds advised by OpCap Advisors. In connection with the Acquisition Agreement, the parties also executed a Put/Call letter agreement on August 17, 1995 which provided that if OFI gave Oppenheimer Capital written notice at any time after June 1, 1996 and before September 30, 1996, OFI would have the right and obligation to acquire the interest of Oppenheimer Capital, OpCap Advisors and OCC Distributors in the Fund, subject to the approval of the Board of Directors and the Capital Shareholders of the Fund. Such written notice was given by OFI to Oppenheimer Capital on September 16, 1996. On September 17, 1996, the Board of Directors of the Fund, including a majority of the independent Directors, approved a new investment advisory agreement with OFI and a new subadvisory agreement between OFI and OpCap Advisors, subject to the approval of the Capital Shareholders. The terms of the existing investment advisory agreement and the terms of the proposed agreements are discussed below.

THE EXISTING INVESTMENT ADVISORY AGREEMENT WITH OPCAP ADVISORS

    OpCap Advisors provides investment advisory and management services to the Fund pursuant to an Investment Advisory Agreement dated January 28, 1987. The existing Investment Advisory Agreement was renewed most recently by the Board of Directors of the Fund, including a majority of the independent Directors, for a period of one year on February 15, 1996. The shareholders of the Fund approved the existing Investment Advisory Agreement at a meeting held on February 11, 1988.

    The advisory fees accrued or paid to OpCap Advisors with respect to the Fund for the fiscal year ended December 31, 1995 were $4,418,791 and the administration fees accrued or paid to Oppenheimer Capital pursuant to the Administration Agreement with the Fund were $783,758 for the fiscal year ended December 31, 1995.

    For the fiscal year ended December 31, 1995, Oppenheimer & Co., Inc., an affiliated broker-dealer of the Fund, was paid a total of $267,394 in brokerage commissions by the Fund, which amount was 25.4% of the Fund's total brokerage commissions during the period.

THE PROPOSED NEW INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

    If all the proposals presented to the meeting are approved by the Capital Shareholders of the Fund, the new Investment Advisory Agreement (the "New Investment Advisory Agreement") and the new Subadvisory Agreement (the "New Subadvisory Agreement") will become effective at the Closing, which is anticipated to be held promptly after the redemption of the Income Shares. The following summary of the New Investment Advisory and New Subadvisory Agreements is qualified in its entirety by reference to the forms of such agreements which are attached to this proxy statement as Exhibits B and C, respectively.

SERVICES TO BE PERFORMED

    Under the New Investment Advisory Agreement, OFI will act as the investment adviser for the Fund and will supervise the investment program of the Fund. The New Investment Advisory Agreement provides that OFI will provide administrative services for the Fund including the completion and maintenance of records, preparation and filing of reports required by the SEC, reports to shareholders and composition of proxy statements and registration statements required by Federal and state securities laws. OFI will furnish the Fund with office space, facilities and equipment and arrange for its employees to serve as officers of the Fund. The administrative services to be provided by OFI under the New Investment Advisory Agreement will be at its own expense.

    Expenses not assumed by OFI under the New Investment Advisory Agreement or paid by the Distributor will be paid by the Fund including interest, taxes, brokerage commissions, insurance premiums, expenses and fees of non-interested Directors, legal and audit expenses, transfer agent and custodian fees and expenses, registration fees, expenses of printing and mailing reports and proxy statements to shareholders, expenses of shareholders meetings and non-recurring expenses including litigation.

    The New Investment Advisory Agreement provides that OFI may enter into subadvisory agreements with other affiliated or unaffiliated registered investment advisers in order to obtain specialized services for the Fund provided that the Fund is not required to pay any additional fees for such services. The New Subadvisory Agreement provides that OpCap Advisors shall regularly provide investment advice with respect to the Fund and invest and reinvest cash, securities and the property comprising the assets of the Fund. Under the New Subadvisory Agreement, OpCap Advisors agrees not to change the Portfolio Manager of the Fund without the written approval of OFI and to provide assistance in the distribution and marketing of the Fund.

ADVISORY AND SUBADVISORY FEES

    For the services and facilities to be provided by OFI under the New Investment Advisory Agreement, the Fund will pay a monthly fee computed as a percentage of the Fund's average daily net assets. The fee applicable to the Fund will be an annual fee, payable monthly, at the rate of 1.00% of the first $400 million of net assets, .90% of the next $400 million of net assets and .85% of net assets over $800 million. The New Investment Advisory Agreement contains the following expense limitation: for a two year period following the effective date of the agreement, OFI will waive the following portion of the advisory fee -- .15% of the first $200 million of net assets; .40% of the next $200 million of the net assets; .30% of the next $400 million of the net assets; and .25% of net assets over $800 million. After giving effect to such waiver, the advisory fee would be .85% of the first $200 million of net assets and .60% of net assets in excess of $200 million. The existing advisory fee for the Fund is .75% of the first $200 million of net assets and .50% of net assets over $200 million. In addition, the Fund currently pays an annual fee equal to the greater of $40,000 or .10% of the Fund's average weekly net assets for services provided by Oppenheimer Capital pursuant to an Administration

Agreement with the Fund. If the Proposals presented to this meeting are approved, the Administration Agreement with Oppenheimer Capital will be terminated and the administrative services provided under the Administration Agreement will be provided by OFI under the New Investment Advisory Agreement. Under the New Subadvisory Agreement, OFI will pay OpCap Advisors an annual fee payable monthly, based on the average daily net assets of the Fund, equal to 40% of the net investment advisory fee collected by OFI from the Fund based on the total net assets of the Fund as of the effective date of the New Subadvisory Agreement and remaining 120 days later (the "base amount") plus 30% of the investment advisory fee collected by OFI based on the total net assets of the Fund that exceed the base amount, in each case calculated after any waivers, voluntary or otherwise. On the record date, the net assets of the Fund were $914,327,393.

LIMITATION OF LIABILITY

    The New Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard for its obligations and duties under the New Investment Advisory Agreement, OFI will not be liable for any loss sustained by reason of good faith errors or omissions in connection with any matters to which the New Investment Advisory Agreement relates. The existing Investment Advisory Agreement contains a similar provision. The New Subadvisory Agreement provides that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its duties or obligations, OpCap Advisors shall not be liable to OFI for any act or omission in the course of or connected with rendering services under the New Subadvisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security.

TERMINATION

    The New Investment Advisory Agreement may be terminated by OFI or by the Fund at any time without penalty upon 60 days' written notice to the other party. Termination by the Fund must be approved by the vote of a majority of the Directors or by vote of a majority of the outstanding shares of the Fund. The New Investment Advisory Agreement will terminate in the event of an "assignment," as required by the Act. The existing Investment Advisory Agreement contains a similar provision except that OpCap Advisors may terminate the agreement on 90 days' notice. The New Subadvisory Agreement contains similar provisions to the New Investment Advisory Agreement with respect to termination in the event of an "assignment" and termination by the Fund.

    In addition, the New Subadvisory Agreement provides that if the agreement is terminated by OFI prior to the tenth anniversary thereof, OFI will be obligated to pay OpCap Advisors an amount equal to the subadvisory fee until the tenth anniversary unless the New Investment Advisory Agreement has been terminated or the New Subadvisory Agreement has been terminated upon the occurrence of any of the following events:

    (1)The performance of the Fund's Class A shares ranks in the bottom quartile as compared to Class A shares of comparable funds for two consecutive calendar years (beginning with the calendar year 1997) and earns a Morningstar, Inc. three year rating of less than three stars;

    (2)OpCap Advisors is disqualified from serving as an investment adviser to the Fund under Section 9(a) of the Act;

    (3)OpCap Advisors, OCC Distributors, Oppenheimer Capital or persons under their control cause a material violation of the Non Compete Agreement that was entered into in connection with the Acquisition Agreement; or

    (4)OpCap Advisors breaches a material provision of the New Subadvisory Agreement.

PORTFOLIO TRANSACTIONS AND BROKERAGE

    The New Investment Advisory Agreement contains provisions relating to the selection of broker-dealers ("brokers") for the Fund's portfolio transactions. OFI and any sub-adviser may use such brokers as may, in their best judgment based on all relevant factors, implement the policy of the Fund to achieve best execution of portfolio transactions. While OFI need not seek advance competitive bidding or base its selection on posted rates, it is expected to be aware of the current rates of most eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by the Board and the provisions of the New Investment Advisory Agreement. The existing Investment Advisory Agreement contains similar provisions.

    The New Investment Advisory Agreement also provides that, consistent with obtaining the best execution of the Fund's portfolio transactions, OFI and any sub-adviser, in the interest of the Fund, may select brokers other than affiliated brokers, because they provide brokerage and/or research services to the Fund and/or other accounts of OFI or any sub-adviser. The commissions paid to such brokers may be higher than another qualified broker would have charged if a good faith determination is made by OFI or any sub-adviser that the commissions are reasonable in relation to the services provided, viewed either in terms of that transaction or OFI or any sub-adviser's overall responsibilities to all its accounts. No specific dollar value need be put on the services, some of which may or may not be used by OFI or any sub-adviser for the benefit of the Fund or other of its advisory clients. To show that the determinations were made in good faith, OFI or any sub-adviser must be prepared to show that the amount of such commissions paid over a representative period selected by the Board was reasonable in relation to the benefits to the Fund. The New Investment Advisory Agreement recognizes that an affiliated broker-dealer may act as one of the regular brokers for the Fund provided that any commissions paid to such broker are calculated in accordance with procedures adopted by the Fund's Board under applicable SEC rules. The existing Investment Advisory Agreement contains similar provisions.

    The New Subadvisory Agreement permits OpCap Advisors to enter into "soft dollar" arrangements through the agency of third parties to obtain services for the Fund. Pursuant to these arrangements, OpCap Advisors will undertake to place brokerage business with broker-dealers who pay third parties that provide services. Any such "soft dollar" arrangements will be made in accordance with policies adopted by the Board of the Fund and in compliance with applicable law.

INFORMATION ABOUT OFI

    OFI and its subsidiaries are engaged principally in the business of managing, distributing and servicing registered investment companies. OFI owns all of the outstanding stock of the Distributor. OFI is a wholly-owned subsidiary of Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company ("MassMutual"), a mutual life insurance company located at 1295 State Street, Springfield, MA 01111, that also advises pension plans and investment companies. OFI, the Distributor and OAC are located at Two World Trade Center, New York, New York 10048. OAC acquired OFI on October 22, 1990. OFI is not related to Oppenheimer Capital nor its affiliate, the brokerage firm Oppenheimer & Co., Inc. As indicated below the common stock of OAC is owned by (i) certain officers and/or directors of OFI, (ii) MassMutual and (iii) another investor. No institution or person holds 5% or more of OAC's outstanding common stock except MassMutual. MassMutual has engaged in the life insurance business since 1851.

    The common stock of OAC is divided into three classes. At June 30, 1996, MassMutual held (i) all of the 2,160,000 shares of Class A voting stock, (ii)
526,105 shares of Class B voting stock, and (iii) 1,328,053 shares of Class C non-voting stock. This collectively represented 84.0% of the voting power of OAC as of that date. Certain officers and/or directors of OFI held (i) 598,704 shares of the Class B voting stock, representing 12.5% of the outstanding common stock and 6.0% of the voting power, and (ii) options acquired without cash payment which, when they become exercisable, allow the holders to purchase up to 627,362 shares of Class C non-voting stock. That group includes Ms. Bridget A. Macaskill, who is a nominee to the Board of Directors of the Fund. Holders of OAC Class B and Class C common stock may put (sell) their shares and vested options to OAC or MassMutual at a formula price (based on earnings of OFI). MassMutual may exercise call (purchase) options on all outstanding shares of both such classes of common stock and vested options at the same formula price. During the period September 1, 1994 to June 30, 1996, Ms. Macaskill surrendered to OAC 20,000 stock appreciation rights issued in tandem with the Class C OAC options for cash payments aggregating $1,421,800.

    The names and principal occupations of the executive officers and directors of OFI are as follows: Bridget A. Macaskill, President, Chief Executive Officer and a Director; Donald W. Spiro, Chairman Emeritus and a Director; Robert G. Galli and James C. Swain, Vice Chairmen; Robert C. Doll, O. Leonard Darling, Barbara Henniger, James Ruff, Loretta McCarthy and Nancy Sperte, Executive Vice Presidents; Tilghman G. Pitts III, Executive Vice President and a Director; Andrew J. Donohue, Executive Vice President and General Counsel; George C. Bowen, Senior Vice President and Treasurer; Peter M. Antos, Victor Babin, Robert
A. Densen, Robert H. Fielding, Robert Patterson, Richard Rubinstein, Arthur Steinmetz, Ralph Stellmacher, John Stoma, Jerry Webman, William L. Wilby and Robert G. Zack, Senior Vice Presidents. These officers and directors are located at one of the four offices of OFI: Two World Trade Center, New York, NY; 3410 S. Galena Street, Denver, Colorado 80231; 350 Linden Oaks, Rochester, NY 14625 and 1 Financial Center Plaza, 755 Main Street, Hartford, CT 06103.

    Shareholders of the Fund are being asked to approve the New Investment Advisory Agreement with OFI and the new Subadvisory Agreement between OFI and OpCap Advisors. A favorable shareholder vote on the matters presented to this meeting also will constitute a vote to approve the termination of the Fund's existing Investment Advisory Agreement with OpCap Advisors and its existing Administration Agreement with Oppenheimer Capital.

THE TERMS OF THE PUT/CALL AGREEMENT

    The Put/Call Agreement generally provides for the acquisition by OFI of all of the investment advisory and other contracts and business relationships and certain assets and liabilities (the "Purchased Assets") of OpCap Advisors, OCC Distributors and Oppenheimer Capital (collectively, the "Companies") relating to the Fund and the assumption by OFI of certain liabilities of the Companies with respect to the Fund (the "Assumed Liabilities") (the foregoing is referred to as the "Acquisition").

    The purchase price for the Purchased Assets will be calculated pursuant to the formula set forth on Exhibit A hereto. If the net asset value of the Fund is the same 120 days after the Closing as it was on September 30, 1996, OpCap Advisors estimates that the purchase price would be approximately $12.3 million. The actual purchase price may be higher or lower depending upon the net asset value of the Fund on the 120th day after the closing.

    A condition to the obligation of OFI to close under the Put/Call Agreement (the "Closing") is the shareholder approval of the investment advisory agreement, distribution plan and election of the proposed nominees for Director. The Put/Call Agreement sets forth certain other closing conditions.

    The Companies have each agreed pursuant to an Agreement Not To Compete (the "Non Compete Agreement") not to sponsor, manage or distribute any open-end or closed-end management investment company registered under the Act or any similar law in Canada (except for certain identified investment companies or types of investment companies) and not to sell, underwrite or assist in the distribution of shares of any such funds for a period to end on the earlier of (i) the third anniversary of the date on which there is no effective subadvisory agreement for any fund between OFI and OpCap Advisors or (ii) November 22, 2003. OFI and the Companies have agreed to indemnify the other party for certain liabilities.

OTHER MATTERS IN CONNECTION WITH OR SUBSEQUENT TO THE CLOSING

    It is a condition to the Closing that the Fund enter into a transfer agency agreement with OppenheimerFunds Services ("OFS"), a division of OFI. The fees to be paid to OFS for transfer agency and dividend disbursing services include an annual per account fee of $14.85 and reimbursement for out-of-pocket expenses. The Board of Directors of the Fund approved the terms of the proposed transfer agency agreement with OFS at a meeting held on September 17, 1996. The Transfer Agency Agreement is not required to be approved by shareholders of the Fund. It is expected that on or about the time of the Closing, the Fund will elect new officers.

EVALUATION BY THE BOARD OF DIRECTORS

    The Board of Directors has determined that continuity and efficiency of management services after the Conversion can best be assured by approving the New Investment Advisory and Subadvisory Agreements on behalf of the Fund. The Board believes that the New Investment Advisory and Subadvisory Agreements will enable the Fund to obtain services of high quality at costs which they deem appropriate and reasonable and that approval of the Agreements is in the best interests of the Fund and its shareholders. The Board recognized that open-end investment companies typically have higher expenses than closed-end investment companies.

    In evaluating the New Investment Advisory and Subadvisory Agreements, the Board of Directors requested and reviewed, with the assistance of independent legal counsel, material furnished by OFI and OpCap Advisors. These materials included financial statements as well as other written information regarding OFI and its personnel, operations, and financial condition. The Board also reviewed the same type of information about OpCap Advisors. Consideration was given to comparative information concerning other mutual funds with similar investment objectives including information prepared by Lipper Analytical Services, Inc. Attached to this Proxy Statement as Exhibit D is a list of other funds managed by OFI that have capital appreciation as the investment objective (which will be the Fund's investment objective if Proposal No. 6 is approved by the Capital Shareholders), their net assets and the rate of the advisory fee paid to OFI. Exhibit D also provides information on funds for which OpCap Advisors serves as subadviser. The Board of Directors also reviewed and discussed the terms and provisions of the New Investment Advisory and Subadvisory Agreements and compared them to the existing management arrangements as well as the management arrangements of other mutual funds, particularly with respect to the allocation of various types of expenses, levels of fees and resulting expense ratios. The Board evaluated the nature and extent of services provided by other investment advisers to their respective funds and also considered the benefits OFI would obtain from its relationship with the Fund and the economies of scale in costs and expenses to OFI associated with its providing such services. The Directors noted that the portfolio of the Fund will continue to be managed by OpCap Advisors, although overall management and distribution and shareholder services will be provided by OFI and its subsidiaries. In this way, although the Fund will become part of the Oppenheimer funds family, there will be continuity of portfolio management.

    The Board of Directors also considered the ability of OFI to provide services to the Fund. The independent Directors met with OFI's senior executives and certain Board members of the Oppenheimer Quest funds who are the proposed nominees for election as Directors of the Fund (see Proposal No. 8). The Board evaluated such factors as OFI's experience in providing various financial services to investment companies, its experience in the investment company business, its distribution and shareholder servicing capabilities and its reputation, integrity, financial responsibility and stability. The Board also considered the following factors in determining to approve the New Investment Advisory Agreement: shareholders of the Fund would be able to exchange their shares after the Closing for a wide variety of portfolios within the Oppenheimer funds family and the annual operating expenses of the Fund on a pro forma basis, although higher than the Fund's expenses for the most recent fiscal year ended December 31, 1995 and six month period ended June 30, 1996, are anticipated to be comparable to the expenses of comparable open-end funds. The Board of Directors determined that

OFI's assumption of the investment management function for the Fund would in all likelihood offer the Fund continued effective advisory services and capabilities. The Board also noted the assurances it received from OFI that it is adequately capitalized to enable it to provide high quality investment management services.

    Based upon its review, the Board of Directors concluded that the terms of the New Investment Advisory and Subadvisory Agreements are reasonable, fair and in the best interests of the Fund and its shareholders, and that the fees provided therein are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. Accordingly, the Board concluded that retaining OFI to serve as investment adviser and OpCap Advisors as Subadvisor to the Fund after the Conversion is desirable and in the best interests of the Fund and its shareholders.

VOTE REQUIRED

    As provided under the Act, approval of the New Investment Advisory Agreement and the New Subadvisory Agreement will require, with respect to each agreement, the vote of a "majority of the outstanding voting securities" (as previously defined).

    THE DIRECTORS, INCLUDING THE DIRECTORS WHO ARE NOT INTERESTED PERSONS OF THE FUND, OPCAP ADVISORS OR OPPENHEIMERFUNDS, INC. OR THEIR AFFILIATES, RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE TO APPROVE THE NEW INVESTMENT ADVISORY AGREEMENT WITH OPPENHEIMERFUNDS, INC. AND THAT THE SHAREHOLDERS OF THE FUND VOTE TO APPROVE THE NEW SUBADVISORY AGREEMENT BETWEEN OPPENHEIMERFUNDS, INC. AND OPCAP ADVISORS WITH RESPECT TO THE FUND.

                                 PROPOSAL NO. 4
              APPROVAL OF NEW DISTRIBUTION PLAN FOR CLASS A SHARES

    It is proposed that the Fund establish three classes of shares -- Class A, B and C -- and that the Fund enter into a Distribution and Service Plan and Agreement (a "Plan") with the Distributor with respect to each Class of shares (the "Plans"). The existing Capital Shares will be reclassified as Class A shares effective with the Conversion. The Plan for Class A shares (the "Class A Plan") is attached as Exhibit E. The Plans were approved on September 17, 1996 by the Directors, including the independent Directors, subject to the approval by the shareholders of each Class of Shares. Capital Shareholders of the Fund will vote on the approval of the Class A Plan and OFI as the initial shareholder of Class B and Class C shares intends to approve the Class B and Class C Plans. The following is a summary of the terms of the Plans.

    If the Class A Plan and the other proposals presented to the meeting are approved by the Capital Shareholders, the Class A Plan will become effective at the Closing. The Closing is conditioned upon, among other things, approval of the Class A Plan by the Capital Shareholders of the Fund.

    The fees payable by each class of shares of the Fund under the Plans will consist of a service fee at the annual rate of .25% of the average net assets of the shares and a distribution fee which will be at the annual rate of .25% of the average net assets of Class A shares of the Fund and at the annual rate of
 .75% of the average net assets of Class B and Class C shares of the Fund. For the first two years after the effective date of the Class A Plan, the Distributor has agreed to waive .15% of the distribution fee payable under the Class A Plan and that all fees paid to the Distributor under the Class A Plan will be paid to the Recipients (as defined below) and not retained by the Distributor.

    The Distributor will be authorized under the Plans to pay broker-dealers, banks or other entities (the "Recipients") that render assistance in the distribution of shares or provide administrative support with respect to shares held by customers. The service fee payments made under the Plans will compensate the Distributor and the Recipients for providing administrative support with respect to shareholder accounts. The distribution fee payments made under the Plans will compensate the Distributor and the Recipients for providing distribution assistance in connection with the sale of Fund shares.

    The Plans provide that payments may be made by OFI or by the Distributor to the Recipients from its own resources or from borrowings. The Plans may not be amended to increase materially the amount of payments to be made without the approval of the relevant class of shareholders of the Fund.

    If the Class A Plan is approved by the Fund's Capital Shareholders, the Class A Plan will remain in effect only if its continuance is specifically approved at least annually by the vote of both a majority of the Directors and a majority of the independent Directors who have no direct or indirect individual financial interest in the operation of the Plan or any agreements related thereto (the "Qualified Directors"). The Class A Plan may be terminated at any time by vote of a majority of the Qualified Directors or by a vote of a majority of the Class A shares of the Fund. In the event of such termination, the Board, including the Qualified Directors, shall determine whether the Distributor is entitled to payment by the Fund of all or a portion of the service fee and/or the distribution fee with respect to shares sold prior to the effective date of such termination.

    The service fee and the distribution fee payable under the Class A Plan are subject to reduction or elimination under the limits imposed by the Conduct
Rules of the National Association of Securities Dealers, Inc. ("NASD Rules"). The Class A Plan is intended to comply with NASD Rules and Rule 12b-1 adopted under the Act. Rule 12b-1 requires that the selection and nomination of Directors who are not "interested persons" of the Fund be committed to the discretion of the Qualified Directors and that the Directors receive quarterly reports on the payments made under the Plans and the purposes for those payments.

PROPOSED SALES ARRANGEMENTS

    After the Conversion, Class A shares will be sold with a maximum initial sales load of 5.75% for purchases of less than $25,000. Purchases of Class A shares in the amount of $1 million ($500,000 or more for purchases by certain retirement plans) or more will be made without an initial sales load but will be subject to a contingent deferred sales charge of 1% if the shares are redeemed within 18 months of purchase. Class B shares will be sold without an initial sales load but will be subject to a maximum contingent deferred sales charge ("CDSC") of 5% if the shares are redeemed within one year after the end of the calendar month of their purchase. Class B shares convert automatically to Class A shares after 6 years. Class C shares will be sold without an initial sales load but will be subject to a CDSC of 1% if the shares are redeemed within one year after the end of the calendar month in which they were purchased. Class A shares of the Fund may be exchanged for Class A shares of any eligible Oppenheimer Fund, Class B shares of the Fund may be exchanged for Class B shares of any eligible Oppenheimer Fund and Class C shares of the Fund may be exchanged for Class C shares of any eligible Oppenheimer Fund. Any Income Shareholder of the Fund may purchase Class A shares of any Oppenheimer Fund at net asset value, without a sales load, in the amount of the proceeds that they receive from the Fund for the redemption of the Income Shares within 30 days of such redemption.

EVALUATION BY THE BOARD OF DIRECTORS

    The Directors, including the Qualified Directors, believe the adoption of a distribution plan under Rule 12b-1 is essential to and a part of the purpose of each class of shares of the Fund in selling its shares to those persons who wish to avail themselves of the services of a broker-dealer. The Directors took into account the competitive market environment in which the Fund will operate as an open-end investment company. More specifically, the Directors recognized the need to provide adequate compensation to broker-dealers who serve existing shareholders or offer the Fund to prospective shareholders. Without such service, the Fund would incur a substantial risk that it could not maintain or increase its assets, threatening the viability of the Fund as an investment company. In addition, the Directors believe that maintaining a plan under Rule 12b-1 is an essential part of distributing an open-end fund. In their deliberations, the Directors considered many pertinent factors such as the levels of fees prescribed by the Class A Plan. The Board also considered the potential benefit to the Fund of the proposed method of distribution through the Distributor; the potential conflicts of interest inherent in the use of Fund assets to pay for distribution expenses; the relationship of the fees under the Class A Plan to the overall cost structure of the Fund; and the potential benefits to existing shareholders of continued asset growth, including the potential to benefit from economies of scale. Based upon their review, the Directors, including a majority of the Qualified Directors, determined that there is a reasonable likelihood that the Class A Plan will benefit the Fund and its shareholders.

VOTE REQUIRED

    Approval of the Class A Plan of the Fund will require the vote of a "majority of the outstanding voting securities" (as previously defined).

    THE BOARD OF DIRECTORS, INCLUDING THE QUALIFIED DIRECTORS, RECOMMEND THAT THE CLASS A PLAN BE APPROVED.

                                 PROPOSAL NO. 5
         TO APPROVE ARTICLES OF AMENDMENT AND RESTATEMENT FOR THE FUND.

    The Capital Shareholders are being asked to approve an amendment and restatement of the Fund's Articles of Incorporation. The purposes of the charter amendment are as follows: (1) to reduce the par value of the existing common stock, solely as a means of reducing filing fees payable to the State of Maryland upon the approval of the amendment and restatement and without in any manner affecting stockholder rights; (2) to revise the charter to a form customary for an open-end fund that continually offers to issue and redeem its shares at net asset value; (3) as is customary for an open-end mutual fund and consistent with the Maryland General Corporation Law, to reduce from two-thirds of the outstanding voting stock to a majority of the outstanding voting stock the vote required for fundamental corporate actions, such as a charter amendments, mergers, consolidations, and the like, and corporate dissolutions;
(4) to update the provisions for indemnification of officers and directors to reflect changes in Maryland law which have occurred since the original formation of the Fund; and (5) to include a customary provision limiting the liability of directors and officers to the Fund and its stockholders for monetary damages, reflecting a change in the Maryland General Corporation Law which occurred in 1988. A copy of the proposed Articles of Amendment and Restatement is attached to this Proxy Statement as Exhibit F.

VOTE REQUIRED

    As provided under Maryland law, approval of the Articles of Amendment and Restatement will require the vote of two-thirds of the outstanding Capital Shares of the Fund.

    THE BOARD OF DIRECTORS, INCLUDING THE DIRECTORS WHO ARE NOT INTERESTED PERSONS OF THE FUND, RECOMMEND THAT THE CAPITAL SHAREHOLDERS OF THE FUND APPROVE THE ARTICLES OF AMENDMENT AND RESTATEMENT.

                                 PROPOSAL NO. 6
       TO APPROVE A CHANGE IN THE FUND'S FUNDAMENTAL INVESTMENT OBJECTIVE

    The Fund's current investment objectives of long-term capital appreciation and preservation of capital and current income and long-term growth of income reflect the Fund's dual purpose structure since long-term capital appreciation is the objective of the Capital Shares and current income and long-term growth of income is the objective of the Income Shares. Once the Income Shares are redeemed on January 31, 1997, the objective of current income and long-term growth of income will no longer be appropriate for the Capital Shareholders.

    It is proposed that the Fund's fundamental investment objective be revised to the following: "The investment objective of Fund is capital appreciation." The Fund will seek to achieve its investment objective through investment in securities (primarily equity securities) of companies believed to be undervalued in the marketplace in relation to factors such as the companies' assets, earnings, growth potential and cash flows.

VOTE REQUIRED

    Approval of the proposed change in the Fund's fundamental investment objective will require the vote of a "majority of the outstanding voting securities" (as previously defined).

    THE BOARD OF DIRECTORS, INCLUDING THE DIRECTORS WHO ARE NOT INTERESTED PERSONS OF THE FUND, RECOMMEND THAT THE CAPITAL SHAREHOLDERS OF THE FUND APPROVE THE PROPOSED CHANGE IN THE FUND'S FUNDAMENTAL INVESTMENT OBJECTIVE.

                                 PROPOSAL NO. 7
                  APPROVAL OF CHANGES TO CERTAIN OF THE FUND'S
                      FUNDAMENTAL INVESTMENT RESTRICTIONS

    The Fund has certain investment restrictions that, together with its investment objective, are fundamental and are therefore changeable only by the vote of a "majority" (as defined in the Act) of the outstanding voting securities of the Fund. With respect to the fundamental investment restrictions set forth below, it is being proposed that (i) each investment restriction be considered non-fundamental and (ii) certain limitations on the restrictions be revised, as discussed below. The reason for making these investment restrictions non-fundamental is to provide the Fund with the ability to modify or eliminate these restrictions at a later date to respond to changes in regulatory restrictions or changes in the markets and market conditions without the delay and expense of seeking shareholder approval. Changes to non-fundamental investment restrictions only require approval of the Fund's Board of Directors.

(a) BORROWING. The Fund may not borrow money, except as a temporary measure for extraordinary or emergency purposes, and in no event in excess of 10% of the lower of the market value or cost of its total assets (the Fund will not purchase any securities at a time while such borrowings exceed 5% of total assets). Capital Shareholders are being asked to approve a change increasing the amount of borrowing permitted by the Fund from 10% to 33 1/3%. In addition, as noted above, it is being proposed that this restriction be considered non-fundamental.

(b) SHORT SALES. The Fund may not make short sales of securities except short sales "against-the-box". As noted above, it is being proposed that this restriction be considered non-fundamental.

(c) INVESTMENT IN DEBT SECURITIES RATED BELOW INVESTMENT GRADE. The Fund may not invest in debt securities which are rated lower than CCC by Standard & Poor's Corporation or Caa by Moody's Investors Service, Inc. Capital shareholders are being asked to approve a change to permit the Fund to invest up to 25% of its net assets in debt securities rated lower than investment grade. In addition, as noted above, it is being proposed that this restriction be considered non-fundamental.

(d) INVESTMENT IN CERTAIN MINERAL LEASES. The Fund may not purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs except that the Fund may invest in the securities of companies which invest in or sponsor such programs. As noted above, it is being proposed that this restriction be considered non-fundamental.

    The Fund currently has fundamental investment policies with respect to the making of loans and the issuance of senior securities, as described below. These restrictions are changeable only by the vote of a "majority" (as defined in the Act) of the outstanding voting securities of the Fund.

(a) LOANS. The Fund may not make loans of money or property to any person, except through loans of portfolio securities and the purchase of fixed income securities consistent with the Fund's investment objective and policies and by entering into repurchase agreements (for the purpose of this restriction, collateral arrangements with respect to stock options, option on stock indices, stock index futures and options on such futures are not deemed to be loans of assets).

    The Fund has a non-fundamental investment policy with respect to hedging that is consistent with this lending policy. Upon consummation of the Conversion, the Board of Directors of the Fund intends to revise this non-fundamental policy to permit purchases and sales of options on securities, as well as broadly-based stock indices, foreign currencies or stock index futures. To be consistent with this change, it is proposed that the Fund change its fundamental policy with respect to lending to include options on securities as one of the collateral arrangements that are not deemed to be loans of assets.

(b) SENIOR SECURITIES. The Fund may not issue senior securities, as defined in the Act, other than the Income Shares, except that the Fund may enter into repurchase agreements, lend its portfolio securities and borrow money from banks for temporary or emergency purposes. It is proposed that the Fund make a technical change to this restriction to eliminate reference to the Income Shares since the Income Shares will be redeemed prior to the Conversion.

VOTE REQUIRED

    Approval of the proposed changes to certain of the Fund's fundamental investment restrictions as described above, will require the vote of a "majority of the outstanding voting securities" (as previously defined).

    THE BOARD OF DIRECTORS, INCLUDING THE DIRECTORS WHO ARE NOT INTERESTED PERSONS OF THE FUND, RECOMMEND THAT THE CAPITAL SHAREHOLDERS APPROVE THE PROPOSED CHANGES TO CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUND.

                                 PROPOSAL NO. 8
                             ELECTION OF DIRECTORS

    If Proposals 1 through 7 are approved, proxies not indicating a contrary intention will be voted in favor of the election of the five persons named below as Directors, to hold office for an indefinite period and until their successors are elected and qualified.

    OFI, OpCap Advisors, OCC Distributors and Oppenheimer Capital have agreed to comply and use all reasonable efforts to cause compliance with the provisions of
Section 15(f) of the Act. Section 15(f) provides, in pertinent part, that an investment adviser and its affiliates may receive any amount or benefit in connection with the sale of such investment adviser which results in an assignment of an investment advisory contract if (1) for a period of three years after the time of such event, at least 75% of the members of the board of directors of the investment company which it advises are not "interested persons" (as defined in the Act) of the new or old investment adviser, and (2) during the two-year period after the date on which the transaction occurs, there is no "unfair burden" imposed on the investment company as a result of the transaction. For this purpose, "unfair burden" is defined to include any arrangement during the two-year period after the transaction whereby the investment adviser or predecessor or successor investment advisers, or any interested person of any such adviser, receives or is entitled to receive any compensation directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company other than bona fide ordinary compensation as principal underwriter for such company, or (ii) from the investment company or its security holders for other than bona fide investment advisory or other services. No compensation arrangements of the types described above are contemplated in the proposed transaction. The composition of the Board of Directors of the Fund will be in compliance with the 75% requirement if all nominees named in Proposal No. 8 are elected.

    The Board is recommending the election of one Director, George Loft, who is currently a Director of the Fund and is not an "interested person" of OFI, OpCap Advisors, OCC Distributors or Oppenheimer Capital, three directors who are currently Directors of other Oppenheimer funds and funds advised by OpCap Advisors but who are not interested persons of OFI, OpCap Advisors, OCC Distributors or Oppenheimer Capital and one Director, Bridget A. Macaskill, who is an "interested person" of OFI but not of OpCap Advisors. Joseph M. La Motta, who is currently the Chairman of the Board of the Fund, Messrs. Eugene Brody, George Langdon, Thomas Murnane and Lawrence Sherman and Ms. Pamela McCann, are not standing for re-election and, upon the Closing, will resign.

    Each nominee has consented to being named as a nominee in this Proxy Statement. Should any nominee become unable or unwilling to serve, the persons appointed as proxies shall vote for the election of such other person or persons as the Board of Directors of the Fund shall recommend. The Board of Directors has no reason to believe that any person nominated will be unable or unwilling to serve if elected to office.

    The following table shows the nominees who are standing for election and their principal occupation which, unless specific dates are shown, are of more than five years duration, although titles held may not have been the same throughout. The table also shows how long the nominee has served on the Board of Directors of the Fund; if no date is shown, the nominee is standing for election for the first time at this Meeting.

                                      DIRECTOR
       NAME, AGE AND ADDRESS            SINCE                PRINCIPAL OCCUPATION DURING PAST 5 YEARS
------------------------------------  ---------  -----------------------------------------------------------------
Paul Y. Clinton ....................     N/A     Principal of Clinton Management Associates, a financial and
 Age: 65                                         venture capital consulting firm; Director, External Affairs,
 39 Blossom Avenue                               Kravco Corporation, a national real estate owner and property
 Osterville, MA 02655                            management corporation from 1985 to 1995; formerly President of
                                                 Essex Management Corporation, a management consulting company;
                                                 Trustee of Capital Cash Management Trust, a money-market fund;
                                                 and Director of Narragansett Tax Free Fund, a tax-exempt bond fund; Director of Oppenheimer Quest Global Value Fund, Inc.,
                                                 Oppenheimer Quest Value Fund, Inc., the Rochester Funds and OCC
                                                 Cash Reserves, Inc., Trustee of OCC Accumulation Trust and
                                                 Oppenheimer Quest for Value Funds, all of which are open-end investment companies. Formerly a general partner of Capital
                                                 Growth Fund, a venture capital partnership; formerly a general partner of Essex Limited Partnership, an investment partnership;
                                                 formerly President of Geneve Corp., a venture capital fund;
                                                 formerly Chairman of Woodland Capital Corp., a small business investment company; formerly Vice President of W.R. Grace & Co.
Thomas W. Courtney, C.F.A. .........     N/A     Principal of Courtney Associates, Inc., a venture capital firm;
 Age: 63                                         former General Partner of Trivest Venture Fund, a private venture
 PO Box 580                                      capital fund; former President of Investment Counseling Federated
 Sewickley, PA 15143                             Investors, Inc.; Trustee of Cash Assets Trust, a money market fund;

                                      DIRECTOR
       NAME, AGE AND ADDRESS            SINCE                PRINCIPAL OCCUPATION DURING PAST 5 YEARS
------------------------------------  ---------  -----------------------------------------------------------------
                                                 Director of OCC Cash Reserves, Inc., Oppenheimer Quest Global
                                                 Value Fund, Inc., Oppenheimer Quest Value Fund, Inc., and The
                                                 Rochester Funds, Trustee of OCC Accumulation Trust and
                                                 Oppenheimer Quest for Value Funds, all of which are open-end investment companies; Trustee of Hawaiian Tax-Free Trust and Tax
                                                 Free Trust of Arizona, tax-exempt bond funds; Director of several privately owned corporations; former Director of Financial
                                                 Analysts Federation.
Lacy B. Herrmann ...................     N/A     President and Chairman of the Board of Aquila Management
 Age: 67                                         Corporation (since 1984), the sponsoring organization and
 380 Madison Avenue                              Administrator and/or Advisor or Sub- Advisor to the following
 Suite 2300                                      open-end investment companies, and Chairman of the Board of
 New York, NY 10017                              Trustees and President of each: Churchill Cash Reserves Trust
                                                 (since 1985), Short Term Asset Reserves (from 1984 to 1985),
                                                 Pacific Capital Assets Trust (since 1984), Pacific Capital U.S.
                                                 Treasuries Cash Assets Trust (since 1988), Pacific Capital
                                                 Tax-Free Cash Assets Trust (since 1988), Prime Cash Fund (from
                                                 1982 to 1996), Oxford Cash Management Fund (1982-1988) and
                                                 Trinity Liquid Assets Trust (1982-1985), each of which is a money market fund, and of Churchill Tax-Free Fund of Kentucky (since
                                                 1986), Tax-Free Fund of Colorado (since 1986), Tax-Free Trust of
                                                 Oregon (since 1985), Tax-Free Trust of Arizona (since 1985),
                                                 Tax-Free Fund for Utah (since 1992), Narragansett Insured Tax
                                                 Free Income Fund (since 1992), and Hawaiian Tax-Free Trust (since
                                                 1984), each of which is a tax-free municipal bond fund; Vice
                                                 President, Director, Secretary, and formerly Treasurer of Aquila
                                                 Distributors, Inc. (since 1981), distributor of each of the above funds; President and Chairman of the Board of Trustees of Capital
                                                 Cash Management Trust (CCMT), a money market fund (since 1981)
                                                 and an Officer and Trustee/Director of its predecessors (since
                                                 1974); President and Director of STCM Management Company, Inc.,
                                                 sponsor and Sub-Advisor to CCMT; Director of OCC Cash Reserves,
                                                 Inc., Oppenheimer Quest Global Value Fund, Inc., Oppenheimer
                                                 Quest Value Fund, Inc., and The Rochester Funds; Trustee of OCC
                                                 Accumulation Trust, Oppenheimer Quest for Value Funds and The
                                                 Saratoga Advantage Trust, each of which is an open-end investment company.
George Loft ........................    1993     Private Investor; Director of OCC Cash Reserves, Inc.,
 Age: 81                                         Oppenheimer Quest Global Value Fund, Inc., Oppenheimer Quest
 51 Herrick Road                                 Value Fund, Inc. and The Rochester Funds; Trustee of OCC
 Sharon, CT 06069                                Accumulation Trust,

                                      DIRECTOR
       NAME, AGE AND ADDRESS            SINCE                PRINCIPAL OCCUPATION DURING PAST 5 YEARS
------------------------------------  ---------  -----------------------------------------------------------------
                                                 Oppenheimer Quest for Value Funds and The Saratoga Advantage
                                                 Trust, all of which are open-end investment companies.
Bridget A. Macaskill ...............     N/A     Chief Executive Officer of OFI since September 30, 1995,
 Age: 48                                         President and Chief Operating Officer of OFI since 1991 and a
 Two World Trade Center                          Director of OFI; prior thereto, Chief Operating Officer of OFI
 New York, NY 10048                              from 1989 to 1991 and Executive Vice President of OFI from
                                                 1987-1989. President and Director of Oppenheimer Acquisition
                                                 Corp. and Oppenheimer Partnership Holdings, Inc., Chairman and a
                                                 Director of Shareholder Services, Inc. and Shareholder Financial
                                                 Services, Inc., Director of Oppenheimer Real Asset Management,
                                                 Inc., President, Chief Executive Officer and a Director of
                                                 Harbourview Asset Management Corporation, all of which are subsidiaries of OFI; Director of various Oppenheimer funds.

    If all five nominees are elected, four of the five Directors (over 75%) will not be "interested persons" of OFI, OpCap Advisors, OCC Distributors or Oppenheimer Capital or any of their affiliates.

    As of October 28, 1996, each nominee for Director and the current officers and Directors of the Fund as a group held the number of Capital Shares of the Fund as set forth below:

                                                  NUMBER OF SHARES                        NUMBER OF SHARES
                              NUMBER OF SHARES       AS TO WHICH      NUMBER OF SHARES       AS TO WHICH
                                 AS TO WHICH         OWNERS HAVE         AS TO WHICH         OWNERS HAVE
                              OWNERS HAVE SOLE      SHARED VOTING     OWNERS HAVE SOLE    SHARED INVESTMENT
NAME                            VOTING POWER            POWER         INVESTMENT POWER          POWER
----------------------------  -----------------  -------------------  -----------------  -------------------
Paul Y. Clinton.............              0                   0                    0                  0
Thomas W. Courtney..........              0                   0                    0                  0
Lacy B. Herrmann............              0                   0                    0                  0
George Loft.................              0                 500                    0                500
Bridget A. Macaskill........              0                   0                    0                  0
All current officers and
 Directors as a group.......         61,619                 500              113,534                500

    During the last fiscal year of the Fund the Board of Directors held four regular quarterly meetings and one special meeting. The Board of Directors' audit committee, which consists of all Directors who are not "interested persons," held two meetings during the Fund's last fiscal year. That committee reviews audits, audit procedures, financial statements and other financial and operational matters of the Fund. The Board has neither a standing nominating committee nor a standing compensation committee. Messrs. Brody, La Motta, Langdon, Loft and Sherman each attended at least 75 percent of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by the committee of the Board on which such Director served during the last fiscal year. Ms. McCann and Mr. Murnane each attended 71 percent of such meetings. Section 16(a) of the Securities Exchange Act of 1934 and Section 30(f) of the Act in combination require the Fund's directors and officers, persons who own more than ten percent of the Fund's Capital Shares or Income Shares, OpCap Advisors and its directors and officers to file reports of ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that all relevant persons have complied with applicable filing requirements except that the Form 4 Statement of Changes in Beneficial Ownership for Mr. Sheldon Siegel, the Treasurer of the Fund, for the month of November, 1995 was filed one day after the 10 day period after the month in which the transaction occurred and the Form 4 Statement of Changes in Beneficial Ownership for Joyce Kramer for the month of March 1996 was filed 12 days late. Ms. Kramer is required to file reports of ownership of the Fund's shares because she is an officer of Oppenheimer Financial Corp., the general partner of OpCap Advisors and Oppenheimer Capital.

REMUNERATION OF DIRECTORS

    Mr. Brody and Mr. La Motta and the officers of the Fund receive no salary from the Fund. The following table sets forth the aggregate compensation received from the Fund and OpCap Advisors' Fund Complex by the Fund's independent Directors during the fiscal year ended December 31, 1995.

                                                                     PENSION OR
                                                                     RETIREMENT
                                                                      BENEFITS       ESTIMATED         TOTAL
                                                       AGGREGATE     ACCRUED AS   ANNUAL BENEFITS   COMPENSATION
                                                     COMPENSATION   PART OF FUND       UPON        FROM FUND AND
NAME OF PERSON AND POSITION                          FROM THE FUND    EXPENSES      RETIREMENT      FUND COMPLEX
---------------------------------------------------  -------------  ------------  ---------------  --------------
George Langdon.....................................    $   6,700        None           None         $      6,700
Capital/Income
Director
George Loft........................................    $   6,700        None           None         $    81,350*
Capital Share
Director
Pamela W. McCann...................................    $   5,500        None           None         $      5,500
Income Share
Director
Dr. Thomas W. Murnane..............................    $   6,700        None           None         $      6,700
Income Share
Director
Lawrence M. Sherman................................    $   6,700        None           None         $      6,700
Capital/Income
Director

------------------------
* Mr. Loft earned directors' fees with respect to 17 investment companies that were part of OpCap Advisors' Fund Complex, 10 of which are no longer part of OpCap Advisors' Fund Complex. In addition, Mr. Loft served as director with respect to 13 investment companies for which he received no fees. For the purpose of this paragraph, a portfolio of an investment company organized in series form is considered to be an investment company.

OPCAP ADVISORS AND OPPENHEIMER CAPITAL

    OpCap Advisors and Oppenheimer Capital are located at One World Financial Center, New York, New York, and all executive officers of OpCap Advisors have business addresses at that location. Oppenheimer Capital is the Fund's Administrator.

    OpCap Advisors is a general partnership of which Oppenheimer Capital, an investment management firm, holds a 99% interest and Oppenheimer Financial Corp. holds a 1% interest. Oppenheimer Capital is a general partnership of which Oppenheimer Financial Corp., a holding company, holds a 33.0% interest and Oppenheimer Capital, L.P., a limited partnership of which Oppenheimer Financial Corp. is the sole general partner, holds a 67.0% interest. Oppenheimer Capital L.P. acquired a 32.3% interest in Oppenheimer Capital on July 9, 1987 for $99,032,000 in connection with a public offering of units of limited partnership interest in Oppenheimer Capital, L.P. (see Registration Statement No. 33-14364 and Amendments). Additional interests were acquired subsequently as a result of the issuance of units pursuant to the Restricted Unit and Restricted Option Plans. An additional interest of 33.6% in Oppenheimer Capital was acquired by Oppenheimer Capital, L.P. on April 23 and May 1,

1991 in connection with a public offering of 6.6 million units of limited partnership interest in Oppenheimer Capital, L.P. (see Registration Statement No. 33-39345 and Amendments). All such units were sold by Oppenheimer Financial Corp., which is owned by Oppenheimer Group, Inc. Oppenheimer & Co., L.P., an investment limited partnership, owns 100% of the common stock of Oppenheimer Group, Inc. Mr. La Motta is Chairman of OpCap Advisors and Oppenheimer Capital, Executive Vice President of Oppenheimer & Co., Inc., and Director and Executive Vice President of Oppenheimer Financial Corp., Oppenheimer Group, Inc., and Oppenheimer Holdings, Inc.

    The following table sets forth, with respect to executive officers of the Fund who are not also Directors, their position with OpCap Advisors, the year in which they first became an executive officer of the Fund and their current age and a brief account of their business experience during the past five years.

    Bernard H. Garil, Vice President since 1991
       President since 1994 and Chief Operating Officer of OpCap Advisors since 1990; Executive Vice President of OpCap Advisors from 1990 to 1994.
       Age: 56

    Jeff Whittington, Vice President and Portfolio Manager since January 1996 and from 1987 to 1991
       Senior Vice President, Oppenheimer Capital since 1994; Portfolio Manager with Neuberger & Berman from 8/93 to 7/94; Portfolio Manager with Oppenheimer & Co., Inc. from 10/91 to 8/93 and Vice President of Oppenheimer Capital from 1986 to 1991.
       Age: 39

    Sheldon Siegel, Treasurer since 1986
       Managing Director, Oppenheimer Capital
       Chief Financial Officer of OpCap Advisors
       Age: 54

    Thomas E. Duggan, Secretary since 1986
       General Counsel and Secretary, OpCap Advisors and Oppenheimer Capital
       Age: 52

    Richard Peteka, Assistant Treasurer since 1996
       Vice President, Oppenheimer Capital
       Age: 35

    Deborah Kaback, Assistant Secretary since 1989
       Senior Vice President, Oppenheimer Capital
       Age: 45

    Mr.  La  Motta  and  Mr.  Siegel  hold  general  partnership  interests   in
Oppenheimer & Co., L.P.; Mr. Duggan and Mr. Garil hold limited partnership interests in Oppenheimer & Co., L.P.

    Upon the Closing, it is anticipated that the foregoing officers of the Fund will resign and that OFI will propose to the Directors that Bridget A. Macaskill be elected Chairman of the Board and President, that George Bowen be elected Treasurer, that Robert Doll be elected Vice President and that Andrew J. Donohue be elected Secretary. Information about Ms. Macaskill, who is a nominee for

Director, is provided in the table of nominees. The address of all such proposed officers is OppenheimerFunds, Inc., 2 World Trade Center, NY, NY except for Mr. Bowen, whose address is OppenheimerFunds, Inc., 3410 S. Galena Street, Denver, Colorado 80231. The following table provides information about the other proposed officers:

NAME AND AGE                                       PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
------------------------------  ---------------------------------------------------------------------------------
George C. Bowen ..............  Senior Vice President and Treasurer of OFI; Vice President and Treasurer of the
 Age: 60                        Distributor and Harbourview View Asset Management Corporation; Senior Vice
                                President, Treasurer, Assistant Secretary and a Director of Centennial Asset
                                Management Corporation; Senior Vice President and Secretary of Shareholder
                                Services, Inc., Vice President, Treasurer and Secretary of Shareholder Financial
                                Services, Inc. and an officer of various Oppenheimer Funds; Vice President and
                                Treasurer of Oppenheimer Real Asset Management, Inc and Chief Executive Officer,
                                Treasurer and a director of MultiSource Services, Inc. (a broker-dealer).
Robert C. Doll, Jr. ..........  Executive Vice President and Director of Equity Investments of OFI; Vice
 Age: 42                        President and a Director of Oppenheimer Acquisition Corp.; portfolio manager of various Oppenheimer Funds.
Andrew J. Donohue. ...........  Executive Vice President and General Counsel of OFI and the Distributor,
 Age: 46                        President and a Director of Centennial Asset Management Corporation; Executive
                                Vice President, General Counsel and a Director of Harbourview View Asset
                                Management Corporation, Shareholder Services Inc., Shareholder Financial
                                Services, Inc. and Oppenheimer Partnership Holdings Inc., President and a
                                director of Oppenheimer Real Asset Management, Inc., General Counsel of
                                Oppenheimer Acquisition Corp., Executive Vice President, Chief Legal Officer and
                                a director of MultiSource Services, Inc., officer of various Oppenheimer Funds;
                                formerly Senior Vice President and Associate General Counsel of OFI and the
                                Distributor, partner in Kraft & McManimom (a law firm), an officer of First
                                Investors Corporation (a broker-dealer) and First Investors Management Company,
                                Inc. (broker-dealer and investment advisor), and a director and an officer of
                                First Investor Family of Funds and First Investors Life Insurance Company.

VOTE REQUIRED

    A plurality of all the votes cast at the meeting, if a quorum is present at the meeting, is sufficient to elect the nominees. If the other Proposals are not approved by the shareholders, no election of Directors will be held and the slate of officers first named above will continue in office.

    THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE TO ELECT EACH OF THE NOMINEES.

              RECEIPT OF SHAREHOLDERS PROPOSALS, QUORUM AND VOTING

    Under the proxy rules of the SEC, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Fund's proxy statement and proxy for a particular annual meeting. Those rules require that at the time the shareholder submits the proposal the shareholder be a record or beneficial owner of at least 1% or $1,000 in market value of securities entitled to be voted on the proposal and have held such securities for at least one year prior thereto, and continue to hold such shares through the date on which such meeting is held. Another of these conditions relates to the timely receipt by the Fund of any such proposal. Under these rules, proposals submitted for inclusion in the Fund's proxy material for the next annual meeting after the meeting to which this proxy statement relates must be received by the Fund not less than 120 days before the first anniversary of the date stated on the first page of this Proxy Statement relating to the first mailing of this Proxy Statement. The date for such submission could change, depending on the scheduled date for the next annual meeting.

    The fact that the Fund receives a shareholder proposal in timely manner does not insure its inclusion in its proxy material, since there are other requirements in the proxy rules relating to such inclusion.

    Shareholders should be aware that under the law of the state in which the Fund is established, Maryland, corporations need hold no annual meetings of shareholders as long as there is no particular requirement under the Act which must be met by convening such a shareholder's meeting. As it is the intention of the Board of Directors not to hold annual shareholder meetings in the future unless required to do so under the Act, there can be no assurance that shareholder proposals validly submitted to the Fund will be acted upon at a regularly scheduled annual shareholders' meeting.

    Shares represented in person or by proxy (including share which abstain or do not vote with respect to one or more of the proposals presented for shareholder approval including "broker non-votes") will be counted for purposes of determining whether a quorum is present at the meeting. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the number of shares that are present and entitled to vote with respect to any particular proposal, but will not be counted as a vote in favor of such proposal. Accordingly, an abstention from voting on a proposal has the same legal effect as a vote against the proposal. "Broker non-votes" have the same legal effect as a vote against the proposal. "Broker non-votes" exist where a proxy received from a broker indicates that the broker does not have discretionary authority to vote the shares on that matter.

INDEPENDENT AUDITORS

    Price   Waterhouse  LLP  are  the  independent   auditors  of  the  Fund.  A
representative of the firm is not expected to be present at the meeting.

                            MAILING OF ANNUAL REPORT

    The Fund will furnish, without charge, a copy of its Annual Report for the year ended December 31, 1995 and its Semi-Annual Report for the six month period ended June 30, 1996 to a shareholder upon request. Such request should be made to Bernard H. Garil, OpCap Advisors, One World Financial Center, New York, NY 10281, or by calling 1-800-600-5487. The report will be sent by first class mail within three business days of the request.

                                 OTHER BUSINESS

    The Fund's management knows of no business other than the matters specified above which will be presented at the meeting. Inasmuch as matters not known at the time of the solicitation may come before the meeting, the proxy as solicited confers discretionary authority with respect to such matters as may properly come before the meeting and it is the intention of the person named in the proxy to vote in accordance with their judgment on such matters.

                                          By Order of the Board of Directors,

                                          Thomas E. Duggan
                                          SECRETARY

                         CALCULATION OF PURCHASE PRICE

                                                                       EXHIBIT A

    The aggregate purchase price for the Purchased Assets (the "Acquisition Price") will be an amount equal to the sum of (i) the Initial Payment (as hereinafter defined) payable in cash on the Payment Date (as hereinafter defined); and (ii) if applicable, the Exchange Payments (as hereinafter defined). The Payment Date shall be no later than 140 days after the Closing Date.

    The "Initial Payment" shall be an amount equal to 270% of the Annualized Fee. The "Annualized Fee" shall equal the product of (i) the Remaining Assets (as hereinafter defined) and (ii) the marginal annual advisory fee (including any applicable administration fee) payable to OFI by the Fund at the rate indicated in its most recent prospectus at the Payment Date. "Remaining Assets" shall mean the aggregate net asset value of the Fund (calculated in accordance with the Investment Company Act and as described in its prospectus) as of the close of business 120 days after the Closing Date.

    The "Exchange Payments" shall be payable on assets which are directly exchanged by Fund shareholders from the Fund or from the Fund directly through an Oppenheimer money market fund to another Oppenheimer Fund (other than a Oppenheimer money market fund) prior to 120 days after the Closing Date and which are continuously maintained at such Oppenheimer Fund (other than a money market fund) until each Exchange Payment date ("Exchange Assets"). No assets with respect to which an Initial Payment is made shall be considered Exchange Assets or be eligible for Exchange Payments.

    Remaining Exchange Assets shall mean the Exchange Assets determined as of each relevant date. Exchange Payments shall be payable to the Sellers with respect to "Remaining Exchange Assets" as follows within 20 days after determination:

    (1)with respect to Oppenheimer Funds on which OpCap Advisors is not a sub-advisor:

       (a) 225% of the marginal annualized fee determined at the marginal management fee rate then payable (the "Marginal Fee Rate") by the relevant Oppenheimer Fund on Remaining Exchange Assets determined 120 days after the Closing Date.

       (b) 112.5% of the marginal annualized fee then payable as calculated at the Marginal Fee Rate by the relevant Oppenheimer Fund on Remaining Exchange Assets determined 485 days after the Closing Date ("Second Exchange Payment") and

       (c) 112.5% of the annualized fee then payable as calculated at the Marginal Fee Rate by the relevant Oppenheimer Fund on Remaining Exchange Assets determined 850 days after the Closing Date ("Third Exchange Payment").

    (2)with  respect  to  Oppenheimer  Funds  on  which  OpCap  Advisors  is   a
       Sub-Advisor:

       (a) The Remaining Exchange Assets for each such Oppenheimer Fund and the specific shareholder accounts shall be determined 120 days after the Closing Date and 270% of the marginal Annualized Fee then payable by the relevant Oppenheimer Fund on the Remaining Exchange Assets so determined shall be paid.

       (b) Thereafter, OpCap Advisors shall receive the sub-advisory fee relevant to the Remaining Exchange Assets at the rate set forth in the applicable Sub-advisory Agreement and to the extent that the Remaining Exchange Assets for each Oppenheimer Fund do not exceed the Remaining Exchange Assets determined in (2)(a) above for the Oppenheimer Fund, OFI will, for so long as the Sub-advisory Agreement is in effect, pay OpCap Advisors a separate payment equal to the difference between 40% of the relevant average management fee applicable to such Remaining Exchange Assets and the amount OpCap Advisors actually received on such assets under the Sub-advisory Agreement.

                                                                       EXHIBIT B

                         INVESTMENT ADVISORY AGREEMENT

    AGREEMENT,  made the   day  of            , 1997, by and between OPPENHEIMER
QUEST CAPITAL VALUE FUND, INC., a Maryland corporation (hereinafter referred to as the "Company"), and OPPENHEIMERFUNDS, INC. (hereinafter referred to as "OFI").

    WHEREAS, the Company is an open-end, diversified management investment company registered as such with the Securities and Exchange Commission (the "Commission") pursuant to the Investment Company Act of 1940 (the "Investment Company Act"), and OFI is an investment adviser registered as such with the Commission under the Investment Advisers Act of 1940;

    WHEREAS, the Company desires that OFI shall act as its investment adviser pursuant to this Agreement;

    NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, it is agreed by and between the parties, as follows:

    1.  GENERAL PROVISIONS:
    The Company hereby employs OFI and OFI hereby undertakes to act as the investment adviser of the Company, and to perform for the Company such other duties and functions for the period and on such terms as set forth in this Agreement. OFI shall, in all matters, give to the Company and its Board of Directors (the "Directors") the benefit of its best judgment, effort, advice and recommendations and shall at all times conform to, and use its best efforts to enable the Company to conform to (i) the provisions of the Investment Company Act and any rules or regulations thereunder; (ii) any other applicable provisions of state or Federal law; (iii) the provisions of the Articles of Incorporation and By-Laws of the Company as amended from time to time; (iv) policies and determinations of the Directors; (v) the fundamental policies and investment restrictions as reflected in the registration statement of the Company under the Investment Company Act or as such policies may, from time to time, be amended and (vi) the Prospectus and Statement of Additional Information in effect from time to time. The appropriate officers and employees of OFI shall be available upon reasonable notice for consultation with any of the Directors and officers of the Company with respect to any matters dealing with the business and affairs of the Company including the valuation of portfolio securities of the Company which are either not registered for public sale or not traded on any securities market.

    2.  INVESTMENT MANAGEMENT:
    (a)OFI shall, subject to the direction and control by the Directors, (i) regularly provide investment advice and recommendations to the Company with respect to the investments, investment policies and the purchase and sale of securities; (ii) supervise continuously the investment program of the Company and the composition of its portfolio and determine what securities shall be purchased or sold by the Company; and (iii) arrange, subject to the provisions of paragraph 7 hereof, for the purchase of securities and other investments by the Company and the sale of securities and other investments held in the Company's portfolio.

    (b)Provided that the Company shall not be required to pay any compensation for services under this Agreement other than as provided by the terms of the Agreement and subject to the provisions of paragraph 7 hereof, OFI may obtain investment information, research or assistance from any other person, firm or corporation to supplement, update or otherwise improve its investment management services including entering into sub-advisory agreements with other affiliated or unaffiliated registered investment advisers to obtain specialized services.

    (c)Provided that nothing herein shall be deemed to protect OFI from willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under this Agreement, OFI shall not be liable for any loss sustained by reason of good faith errors or omissions in connection with any matters to which this Agreement relates.

    (d)Nothing in this Agreement shall prevent OFI or any entity controlling, controlled by or under common control with OFI or any officer thereof from acting as investment adviser for any other person, firm or corporation or in any way limit or restrict OFI or any of its directors, officers, stockholders or employees from buying, selling or trading any securities for its or their own account or for the account of others for whom it or they may be acting, provided that such activities will not adversely affect or otherwise impair the performance by OFI of its duties and obligations under this Agreement.

    3.  OTHER DUTIES OF OFI:
    OFI shall, at its own expense, provide and supervise the activities of all administrative and clerical personnel as shall be required to provide effective corporate administration for the Company, including the compilation and maintenance of such records with respect to its operations as may reasonably be required; the preparation and filing of such reports with respect thereto as shall be required by the Commission; composition of periodic reports with respect to operations of the Company for its shareholders; composition of proxy materials for meetings of the Company's shareholders; and the composition of such registration statements as may be required by Federal and state securities laws for continuous public sale of Shares of the Company. OFI shall, at its own cost and expense, also provide the Company with adequate office space, facilities and equipment. OFI shall, at its own expense, provide such officers for the Company as the Board of Directors may request.

    4.  ALLOCATION OF EXPENSES:
    All other costs and expenses of the Company not expressly assumed by OFI under this Agreement, or to be paid by OppenheimerFunds Distributor, Inc., the distributor of the shares of the Company, shall be paid by the Company, including, but not limited to: (i) interest, taxes and governmental fees; (ii) brokerage commissions and other expenses incurred in acquiring or disposing of the portfolio securities and other investments; (iii) insurance premiums for fidelity and other coverage requisite to its operations; (iv) compensation and expenses of its Directors other than those affiliated with OFI; (v) legal and audit expenses; (vi) custodian and transfer agent fees and expenses; (vii) expenses incident to the redemption of its Shares; (viii) expenses incident to the issuance of its Shares against payment therefor by or on behalf of the subscribers thereto; (ix) fees and expenses, other than as hereinabove provided, incident to the registration under Federal and state securities laws of Shares of the Company for public sale; (x) expenses of printing and mailing reports, notices and proxy materials to shareholders of the Company; (xi) except as noted above, all other expenses incidental to holding meetings of the Company's shareholders; and (xii) such extraordinary non-recurring expenses as may arise, including litigation, affecting the Company and any legal obligation which the Company may have to indemnify its officers and Directors with respect thereto. Any officers or employees of OFI or any entity controlling, controlled by, or under common control with OFI who also serve as officers, Directors or employees of the Company shall not receive any compensation from the Company for their services.

    5.  COMPENSATION OF OFI:
    The Company agrees to pay OFI and OFI agrees to accept as full compensation for the performance of all functions and duties on its part to be performed pursuant to the provisions hereof, a fee computed on the total net asset value of the Company as of the close of each business day and payable monthly at the annual rate set forth on Schedule A hereto.

    6.  USE OF NAME "OPPENHEIMER" OR "QUEST FOR VALUE":
    OFI hereby grants to the Company a royalty-free, non-exclusive license to use the name "Oppenheimer" or "Quest For Value" in the name of the Company for the duration of this Agreement and any extensions or renewals thereof. To the extent necessary to protect OFI's rights to the name "Oppenheimer" or "Quest For Value" under applicable law, such license shall allow OFI to inspect, subject to control by the Company's Board, control the nature and quality of services offered by the Company under such name and may, upon termination of this Agreement, be terminated by OFI, in which event the Company shall promptly take whatever action may be necessary to change its name and discontinue any further use of the name "Oppenheimer" or "Quest For Value" in the name of the Company or otherwise. The name "Oppenheimer" and "Quest For Value" may be used or licensed by OFI in connection with any of its activities, or licensed by OFI to any other party.

    7.  PORTFOLIO TRANSACTIONS AND BROKERAGE:
    (a)OFI (and any sub-adviser) is authorized, in arranging the purchase and sale of the portfolio securities of the Company, to employ or deal with such members of securities or commodities exchanges, brokers or dealers (hereinafter "broker-dealers"), including "affiliated" broker-dealers (as that term is defined in the Investment Company Act), as may, in its best judgment, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable security price obtainable) of the portfolio transactions of the Company as well as to obtain, consistent with the provisions of subparagraph (c) of this paragraph 7, the benefit of such investment information or research as will be of significant assistance to the performance by OFI of its investment management functions.

    (b)OFI (and any sub-adviser) shall select broker-dealers to effect the portfolio transactions of the Company on the basis of its estimate of their ability to obtain best execution of particular and related portfolio transactions. The abilities of a broker-dealer to obtain best execution of particular portfolio transaction(s) will be judged by OFI (or any sub-adviser) on the basis of all relevant factors and considerations including, insofar as feasible, the execution capabilities required by the transaction or transactions; the ability and willingness of the broker-dealer to facilitate the portfolio transactions of the Company by participating therein for its own account; the importance to the Company of speed, efficiency or confidentiality; the broker-dealer's apparent familiarity with sources from or to whom particular securities might be purchased or sold; as well as any other matters relevant to the selection of a broker-dealer for particular and related transactions of the Company.

    (c)OFI (and any sub-adviser) shall have discretion, in the interest of the Company, to allocate brokerage on the portfolio transactions of the
Company to broker-dealers, other than an affiliated broker-dealer, qualified to obtain best execution of such transactions who provide brokerage and/or research services (as such services are defined in Section 28(e)(3) of the Securities Exchange Act of 1934) for the Company and/or other accounts for which OFI or its affiliates (or any sub-adviser) exercise "investment discretion" (as that term is defined in Section 3(a)(35) of the Securities Exchange Act of 1934) and to cause the Company to pay such broker-dealers a commission for effecting a portfolio transaction for the Company that is in excess of the amount of commission another broker-dealer adequately qualified to effect such transaction would have charged for effecting that transaction, if OFI (or any sub-adviser) determines, in good faith, that such commission is reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer viewed in terms of either that particular transaction or the overall responsibilities of OFI or its affiliates (or any sub-adviser) with respect to accounts as to which they exercise investment discretion. In reaching such determination, OFI (or any sub-adviser) will not be required to place or attempt to place a specific dollar value on the brokerage and/or research services provided or being provided by such broker-dealer. In demonstrating that such determinations were made in good faith, OFI (and any sub-adviser) shall be prepared to show that all commissions were allocated for purposes contemplated by this Agreement and that the total commissions paid by the Company over a representative period selected by the Company's Directors were reasonable in relation to the benefits to the Company.

    (d)OFI (or any sub-adviser) shall have no duty or obligation to seek advance competitive bidding for the most favorable commission rate applicable to any particular portfolio transactions or to select any broker-dealer on the basis of its purported or "posted" commission rate but will, to the best of its ability, endeavor to be aware of the current level of the charges of eligible broker-dealers and to minimize the expense incurred by the Company for effecting its portfolio transactions to the extent consistent with the interests and policies of the Company as established by the determinations of the Board of Directors of the Company and the provisions of this paragraph 7.

    (e)The Company recognizes that an affiliated broker-dealer: (i) may act as one of the Company's regular brokers for the Company so long as it is lawful for it so to act; (ii) may be a major recipient of brokerage commissions paid by the Company; and (iii) may effect portfolio transactions for the Company thereof only if the commissions, fees or other renumeration received or to be received by it are determined in accordance with procedures contemplated by any rule, regulation or order adopted under the Investment Company Act for determining the permissible level of such commissions.

    (f)Subject to the foregoing provisions of this paragraph 7, OFI (and any sub-adviser) may also consider sales of shares of the Company, and the other funds advised by OFI and its affiliates as a factor in the selection of broker-dealers for its portfolio transactions.

    8.  DURATION:
    This Agreement will take effect on the date first set forth above. Unless earlier terminated pursuant to paragraph 10 hereof, this Agreement shall remain in effect from year-to-year, so long as such continuance shall be approved at least annually by the Company's Board of Directors, including the vote of the majority of the Directors of the Company who are not parties to this Agreement or "interested persons" (as defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval, or by the holders of a "majority" (as defined in the Investment Company Act) of the outstanding voting securities of the Company, and by such a vote of the Company's Board of Directors.

    9.  TERMINATION:
    This Agreement may be terminated (i) by OFI at any time without penalty upon sixty days' written notice to the Company (which notice may be waived by the Company); or (ii) by the Company at any time without penalty upon sixty days' written notice to OFI (which notice may be waived by OFI) provided that such termination by the Company shall be directed or approved by the vote of a majority of all of the Directors of the Company then in office or by the vote of the holders of a "majority" of the outstanding voting securities of the Company (as defined in the Investment Company Act).

    10.  ASSIGNMENT OR AMENDMENT:
    This Agreement may not be amended, or the rights of OFI hereunder sold, transferred, pledged or otherwise in any manner encumbered without the affirmative vote or written consent of the holders of the "majority" of the outstanding voting securities of the Company. This Agreement shall automatically and immediately terminate in the event of its "assignment," as defined in the Investment Company Act.

    11.  DEFINITIONS:
    The terms and provisions of the Agreement shall be interpreted and defined in a manner consistent with the provisions and definitions contained in the Investment Company Act.

                                          OPPENHEIMER QUEST CAPITAL VALUE FUND,
                                          INC.


Attest:                                       By:
                                              -------------------------------------------
-------------------------------------------       Bridget A. Macaskill
       Andrew J. Donohue                          Chairman
       Secretary

                                              OPPENHEIMERFUNDS, INC.

Attest:                                       By:
                                              -------------------------------------------
-------------------------------------------       Andrew J. Donohue
       Katherine P. Feld                          Executive Vice President
       Secretary

                                   SCHEDULE A
                                       TO
                         INVESTMENT ADVISORY AGREEMENT
                                    BETWEEN
                   OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.
                                      AND
                             OPPENHEIMERFUNDS, INC.

                                     ANNUAL FEE AS A PERCENTAGE OF DAILY TOTAL NET
NAME OF SERIES                                         ASSETS(1)
---------------------------------  --------------------------------------------------
Oppenheimer Quest Capital Value    1.00% of first $400 million of all net assets
 Fund, Inc.                        0.90% of next $400 million of all net assets
                                   0.85% of net assets over $800 million

------------------------

(1) For a period of two years from the date of this Agreement, OFI agrees to waive the following portion of its investment advisory fee: 0.15% of first $200 million of all net assets; 0.40% of next $200 million of all net assets; 0.30% of next $400 million of all net assets; and 0.25% of net assets over $800 million.

                                                                       EXHIBIT C

                             SUBADVISORY AGREEMENT

    THIS AGREEMENT is made by and between OppenheimerFunds, Inc., a Colorado corporation (the "Adviser"), and OpCap Advisors, a Delaware general partnership (the "Subadviser"), as of the date set forth below.

                                    RECITAL

    WHEREAS, Oppenheimer Quest Capital Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company;

    WHEREAS, the Adviser is registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), as an investment adviser and engages in the business of acting as an investment adviser;

    WHEREAS, the Subadviser is registered under the Advisers Act as an investment adviser and engages in the business of acting as an investment adviser;

    WHEREAS, the Adviser has entered into an Investment Advisory Agreement as of the date hereof with the Fund (the "Investment Advisory Agreement"), pursuant to which the Adviser shall act as investment adviser with respect to the Fund; and

    WHEREAS, pursuant to Paragraph 2 of the Investment Advisory Agreement, the Adviser wishes to retain the Subadviser for purposes of rendering investment advisory services to the Adviser in connection with the Fund upon the terms and conditions hereinafter set forth;

    NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which are hereby acknowledged, the parties hereto agree as follows:

I. APPOINTMENT AND OBLIGATIONS OF THE ADVISOR.

    The Adviser hereby appoints the Subadviser to render to the Adviser with respect to the Fund, investment research and advisory services as set forth below in Section II, under the supervision of the Adviser and subject to the approval and direction of the Fund's Board of Directors (the "Board"), and the Subadviser hereby accepts such appointment, all subject to the terms and conditions contained herein. The Subadviser shall, for all purposes herein, be deemed an independent contractor and shall not have, unless otherwise expressly provided or authorized, any authority to act for or represent the Fund in any way or otherwise to serve as or be deemed an agent of the Fund.

II. DUTIES OF THE SUBADVISER AND THE ADVISER.

  A. DUTIES OF THE SUBADVISER.

    The Subadviser shall regularly provide investment advice with respect to the Fund and shall, subject to the terms of this Agreement, continuously supervise the investment and reinvestment of cash, securities and instruments or other property comprising the assets of the Fund, and in furtherance thereof, the Subadviser's duties shall include:

       1. Obtaining and evaluating pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Fund, and whether concerning the individual issuers whose securities are included in the Fund or the activities in which such issuers engage, or with respect to securities which the Subadviser considers desirable for inclusion in the Fund's investment portfolio;

       2. Determining which securities shall be purchased, sold or exchanged by the Fund or otherwise represented in the Fund's investment portfolio and regularly reporting thereon to the Adviser and, at the request of the Adviser, to the Board;

       3. Formulating and implementing continuing programs for the purchases and sales of the securities of such issuers and regularly reporting thereon to the Adviser and, at the request of the Adviser, to the Board; and

       4. Taking, on behalf of the Fund, all actions that appear to the Subadviser necessary to carry into effect such investment program, including the placing of purchase and sale orders, and making appropriate reports thereon to the Adviser and the Board.

  B. DUTIES OF THE ADVISER.

    The Adviser shall retain responsibility for, among other things, providing the following advice and services with respect to the Fund:

       1. Without limiting the obligation of the Subadviser to so comply, the Adviser shall monitor the investment program maintained by the
    Subadviser for the Fund to ensure that the Fund's assets are invested in compliance with this Agreement and the Fund's Registration Statement, as currently in effect from time to time; and

       2.  The  Adviser  shall  oversee  matters  relating  to  Fund  promotion,
           including,   but  not   limited  to,  marketing   materials  and  the
    Subadviser's reports to the Board.

III. REPRESENTATIONS, WARRANTIES AND COVENANTS.

  A. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SUBADVISER.

       1. ORGANIZATION. The Subadviser is now, and will continue to be, a general partnership duly formed and validly existing under the laws of its jurisdiction of formation, fully authorized to enter into this Agreement and carry out its duties and obligations hereunder.

       2. REGISTRATION. The Subadviser is registered as an investment adviser with the Securities and Exchange Commission (the "SEC") under the
    Advisers Act, and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed, except where the failure to be so licensed would not have a material adverse effect on the Subadviser. The Subadviser shall maintain such registration or license in effect at all times during the term of this Agreement.

       3.   BEST EFFORTS.   The Subadviser  at all times  shall provide its best
       judgment and effort to the Adviser and the Fund in carrying out its obligations hereunder.

       4.  OTHER COVENANTS.  The Subadviser further agrees that:

           a. it will use the same skill and care in providing such services as it uses in providing services to other accounts for which it has investment management responsibilities;

           b. it will not make loans to any person to purchase or carry shares of the Fund or make loans to the Fund;

           c. it will report regularly to the Fund and to the Adviser and will make appropriate persons available for the purpose of reviewing with representatives of the Adviser on a regular basis the management of the Fund, including, without limitation, review of the general investment strategy of the Fund, economic considerations and general conditions affecting the marketplace;

           d. as required by applicable laws and regulations, it will maintain books and records with respect to the Fund's securities transactions and it will furnish to the Adviser and to the Board such periodic and special reports as the Adviser or the Board may reasonably request;

           e. it will treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund, and will not use records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund or when so requested by the Fund or required by law or regulation;

           f. it will, on a continuing basis and at its own expense, (1) provide the distributor of the Fund (the "Distributor") with assistance in the distribution and marketing of the Fund in such amount and form as the Adviser may reasonably request from time to time, and (2) use its best efforts to cause the portfolio manager or other person who manages or is responsible for overseeing the management of the Fund's portfolio (the "Portfolio Manager") to provide marketing and distribution assistance to the Distributor, including, without limitation, conference calls, meetings and road trips, provided that each Portfolio Manager shall not be required to devote more than 10% of his or her time to such marketing and distribution activities;

           g. it will use its reasonable best efforts (i) to retain the services of the Portfolio Manager who manages the portfolio of the Fund, from time to time and (ii) to promptly obtain the services of a Portfolio Manager acceptable to the Adviser if the services of the Portfolio Manager are no longer available to the Subadviser;

           h. it will, from time to time, assure that each Portfolio Manager is acceptable to the Adviser;

           i. it will obtain the written approval of the Adviser prior to designating a new Portfolio Manager; provided, however, that, if the services of a Portfolio Manager are no longer available to the Subadviser due to circumstances beyond the reasonable control of the Subadviser (e.g., voluntary resignation, death or disability), the Subadviser may designate an interim Portfolio Manager who (a) shall be reasonably acceptable to the Adviser and
               (b) shall function for a reasonable period of time until the Subadviser designates an acceptable permanent replacement; and

           j. it will promptly notify the Adviser of any impending change in Portfolio Manager, portfolio management or any other material matter that may require disclosure to the Board, shareholders of the Fund or dealers.

  B. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE ADVISER.

       1. ORGANIZATION. The Adviser is now, and will continue to be, duly organized and in good standing under the laws of its state of incorporation, fully authorized to enter into this Agreement and carry out its duties and obligations hereunder.

       2. REGISTRATION. The Adviser is registered as an investment adviser with the SEC under the Advisers Act, and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed. The Adviser shall maintain such registration or license in effect at all times during the term of this Agreement.

       3. BEST EFFORTS. The Adviser at all times shall provide its best judgment and effort to the Fund in carrying out its obligations
    hereunder.  For  a  period  of  five   years  from  the  date  hereof,   and
    subject to the Adviser's fiduciary obligations to the Fund and its shareholders, the Adviser will not recommend to the Board that the Fund be reorganized into another Fund unless the total net assets of the Fund are less than $100 million at the time of such reorganization.

IV. COMPLIANCE WITH APPLICABLE REQUIREMENTS.

    In carrying out its obligations under this Agreement, the Subadviser shall at all times conform to:

    A. all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder;

    B. the provisions of the registration statement of the Fund, as the same may be amended from time to time, under the Securities Act of 1933, as amended, and the 1940 Act;

    C. the provisions of the Fund's Articles of Incorporation or other governing document, as amended from time to time;

    D. the provisions of the By-laws of the Fund, as amended from time to time;

    E. any other applicable provisions of state or federal law; and

    F. guidelines, investment restrictions, policies, procedures or instructions adopted or issued by the Fund or the Adviser from time to time.

    The Adviser shall promptly notify the Subadviser of any changes or amendments to the provisions of B., C., D. and F. above when such changes or amendments relate to the obligations of the Subadviser.

V. CONTROL BY THE BOARD.

    Any investment program undertaken by the Subadviser pursuant to this Agreement, as well as any other activities undertaken by the Subadviser with respect to the Fund, shall at all times be subject to any directives of the Adviser and the Board.

VI. BOOKS AND RECORDS.

    The Subadviser agrees that all records which it maintains for the Fund on behalf of the Adviser are the property of the Fund and further agrees to surrender promptly to the Fund or to the Adviser any of such records upon request. The Subadviser further agrees to preserve for the periods prescribed by applicable laws, rules and regulations all records required to be maintained by the Subadviser on behalf of the Adviser under such applicable laws, rules and regulations, or such longer period as the Adviser may reasonably request from time to time.

VII. BROKER-DEALER RELATIONSHIPS.

  A. PORTFOLIO TRADES.

    The Subadviser, at its own expense, and to the extent appropriate, in consultation with the Adviser, shall place all orders for the purchase and sale of portfolio securities for the Fund with brokers or dealers selected by the Subadviser, which may include, to the extent permitted by the Adviser and the Fund, brokers or dealers affiliated with the Subadviser. The Subadviser shall use its best efforts to seek to execute portfolio transactions at prices that are advantageous to the Fund and at commission rates that are reasonable in relation to the benefits received.

  B. SELECTION OF BROKER-DEALERS.

    With respect to the execution of particular transactions, the Subadviser may, to the extent permitted by the Adviser and the Fund, select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Adviser, Subadviser and the Board shall periodically review the commissions paid by the Fund to determine, among other things, if the commissions paid over representative periods of time were reasonable in relation to the benefits received.

  C. SOFT DOLLAR ARRANGEMENTS.

    The Subadviser may enter into "soft dollar" arrangements through the agency of third parties on behalf of the Adviser. Soft dollar arrangements for services may be entered into in order to facilitate an improvement in performance in respect of the Subadviser's service to the Adviser with respect to the Fund. The Subadviser makes no direct payments but instead undertakes to place business with broker-dealers who in turn pay third parties who provide these services. Soft dollar transactions will be conducted on an arm's-length basis, and the Subadviser will secure best execution for the Adviser. Any arrangements involving soft dollars and/or brokerage services shall be effected in compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended, and the policies that the Adviser and the Board may adopt from time to time. The Subadviser agrees to provide reports to the Adviser as necessary for purposes of providing information on these arrangements to the Board.

VIII. COMPENSATION.

    A. AMOUNT OF COMPENSATION. The Adviser shall pay the Subadviser, as compensation for services rendered hereunder, from its own assets, an annual fee, payable monthly, equal to 40% of the investment advisory fee collected by the Adviser from the Fund, based on the total net assets of the Fund existing as of the date hereof and remaining 120 days later (the "base amount"), plus 30% of the advisory fee collected by the Adviser, based on the total net assets of the Fund that exceed the base amount (the "marginal amount"), in each case calculated after any waivers, voluntary or otherwise.

    B. CALCULATION OF COMPENSATION. Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued on the same basis as the advisory fee paid to the Adviser by the Fund. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees set forth above.

    C. PAYMENT OF COMPENSATION:   Subject to the  provisions of this  paragraph,
       payment of the Subadviser's compensation for the preceding month shall be made within 15 days after the end of the preceding month.

    D. REORGANIZATION  OF THE  FUND.   If the  Fund is  reorganized with another
       investment company for which the Subadviser does not serve as an investment adviser or subadviser, and the Fund is the surviving entity, the subadvisory fee payable under this section shall be adjusted in an appropriate manner as the parties may agree.

IX. ALLOCATION OF EXPENSES.

    The Subadviser shall pay the expenses incurred in providing services in connection with this Agreement, including, but not limited to, the salaries, employment benefits and other related costs of those of its personnel engaged in providing investment advice to the Fund hereunder, including, without limitation, office space, office equipment, telephone and postage costs and other expenses. In the event of an "assignment" of this Agreement, other than an assignment resulting solely by action of the Adviser or an affiliate thereof, the Subadviser shall be responsible for payment of all costs and expenses incurred by the Adviser and the Fund relating thereto, including, but not limited to, reasonable legal, accounting, printing and mailing costs related to obtaining approval of Fund shareholders.

X. NON-EXCLUSIVITY.

    The services of the Subadviser with respect to the Fund are not to be deemed to be exclusive, and the Subadviser shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities, subject to the provisions of a certain Agreement Not to Compete dated as of November 22, 1995 among the Adviser, Oppenheimer Capital, the Subadviser and Quest For Value Distributors (the "Agreement Not to Compete"). It is understood and agreed that officers or directors of the Subadviser may serve as officers or directors of the Adviser or of the Fund; that officers or directors of the Adviser or of the Fund may serve as officers or directors of the Subadviser to the extent permitted by law; and that the officers and directors of the Subadviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies (subject to the provisions of the Agreement Not to Compete), provided it is permitted by applicable law and does not adversely affect the Fund.

XI. TERM.

    This Agreement shall become effective at the close of business on the date hereof and shall remain in force and effect, subject to Paragraphs XII.A and XII.B hereof and approval by the Fund's shareholders, for a period of two years from the date hereof.

XII. RENEWAL.

    Following the expiration of its initial two-year term, the Agreement shall continue in full force and effect from year to year for a period of eight years, provided that such continuance is specifically approved:

    A. at least annually (1) by the Board or by the vote of a majority of the Fund's outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), and (2) by the affirmative vote of a majority of the directors who are not parties to this Agreement or interested persons of a party to this Agreement (other than as a director of the Fund), by votes cast in person at a meeting specifically called for such purpose; or

    B. by such method required by applicable law, rule or regulation then in effect.

XIII. TERMINATION.

    A. TERMINATION BY THE FUND. This Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by vote of a majority of the Fund's outstanding voting securities, on sixty (60) days' written notice. The notice provided for herein may be waived by the party required to be notified.

    B. ASSIGNMENT. This Agreement shall automatically terminate in the event of its "assignment," as defined in Section 2 (a) (4) of the 1940 Act. In the event of an assignment that occurs solely due to the change in control of the Subadviser (provided that no condition exists that permits, or, upon the consummation of the assignment, will permit, the termination of this Agreement by the Adviser pursuant to Section XIII. D. hereof), the Adviser and the Subadviser, at the sole expense of the Subadviser, shall use their reasonable best efforts to obtain shareholder approval of a successor Subadvisory Agreement on substantially the same terms as contained in this Agreement.

    C. PAYMENT OF FEES  AFTER TERMINATION.   Notwithstanding the termination  of
       this Agreement prior to the tenth anniversary of the date hereof, the Adviser shall continue to pay to the

       Subadviser the subadvisory fee for the term of this Agreement and any renewals thereof through such tenth anniversary, if: (1) the Adviser or the Fund terminates this Agreement for a reason other than the reasons set forth in Section XIII.D. hereof, provided the Investment Advisory Agreement remains in effect; (2) the Fund reorganizes with another investment company advised by the Adviser (or an affiliate of the Adviser) and for which the Subadviser does not serve as an investment adviser or subadviser and such other investment company is the surviving entity; or (3) the Investment Advisory Agreement terminates (i) by reason of an "assignment;" (ii) because the Adviser is disqualified from serving as an investment adviser; or (iii) by reason of a voluntary termination by the Adviser; provided that the Subadviser does not serve as the investment adviser or subadviser of the Fund after such termination of the Investment Advisory Agreement. The amount of the subadvisory fee paid pursuant to this section shall be calculated on the basis of the Fund's net assets measured at the time of such termination or such reorganization. Notwithstanding anything to the contrary, if the Subadviser terminates this Agreement or if this Agreement is terminated by operation of law, due solely to an act or omission by the Subadviser, Oppenheimer Capital ("OpCap") or their respective partners, subsidiaries, directors, officers, employees or agents (other than by reason of an "assignment" of this Agreement), then the Adviser shall not be liable for any further payments under this Agreement, provided, however, that if at any time prior to the end of the term of the Agreement Not to Compete any event that would have permitted the termination of this Agreement by the Adviser pursuant to Section XIII. D. (3) hereof occurs, the Adviser shall be under no further obligation to pay any subadvisory fees.

    D. TERMINATION BY THE ADVISER. The Adviser may terminate this Agreement without penalty and without the payment of any fee or penalty, immediately after giving written notice, upon the occurrence of any of the following events:

           1. The Fund's investment performance of the Fund's Class A shares compared to the appropriate universe of Class A shares (or their equivalent), as set forth on Schedule D-1, as amended from time to time, ranks in the bottom quartile for two consecutive calendar years (beginning with the calendar year 1996) and earns a Morningstar three-year rating of less than three (3) stars at the time of such termination; or

           2. Any of the Subadviser, OpCap, their respective partners, subsidiaries, affiliates, directors, officers, employees or agents engages in an action or omits to take an action that would cause the Subadviser or OpCap to be disqualified in any manner under Section 9(a) of the 1940 Act, if the SEC were not to grant an exemptive order under Section 9(c) thereof or that would constitute grounds for the SEC to deny, revoke or suspend the registration of the Subadviser as an investment adviser with the SEC; or

           3. Any of OpCap, the Subadviser, their respective partners, subsidiaries, affiliates, directors, officers, employees or agents causes a material violation of the Agreement Not to Compete which is not cured in accordance with the provisions of that agreement; or

           4. The Subadviser breaches the representations contained in Paragraph III.A.4.i. of this Agreement or any other material provision of this Agreement, and any such breach is not cured within a reasonable period of time after notice thereof from the Adviser to the Subadviser. However, consistent with its fiduciary obligations, for a period of seven months the Adviser will not terminate this Agreement solely because the Subadviser has failed to designate an acceptable permanent replacement to a Portfolio Manager whose services are no longer available to the Subadviser due to circumstances beyond the reasonable control of the Subadviser, provided that the

               Subadviser uses its reasonable best efforts to promptly obtain the services of a Portfolio Manager acceptable to the Adviser and further provided that the Adviser has not unreasonably withheld approval of such replacement Portfolio Manager.

    E. TRANSACTIONS IN PROGRESS UPON TERMINATION. The Adviser and Subadviser will cooperate with each other to ensure that portfolio or other transactions in progress at the date of termination of this Agreement shall be completed by the Adviser in accordance with the terms of such transactions, and to this end the Subadviser shall provide the Adviser with all necessary information and documentation to secure the implementation thereof.

XIV. NON-SOLICITATION.

    During the term of this Agreement, the Adviser (and its affiliates under its control) shall not solicit or knowingly assist in the solicitation of any Portfolio Manager of the Fund or any portfolio assistant of the Fund then employed by the Subadviser or OpCap, provided, however, that the Adviser (or its affiliates) may solicit or hire any such individual who (A) the Subadviser or OpCap (or its affiliates) has terminated or (B) has voluntarily terminated his or her employment with the Subadviser, OpCap (or its affiliates) without inducement of the Adviser (or its affiliates under its control) prior to the time of such solicitation. Advertising in general circulation newspapers or industry newsletters by the Adviser shall not constitute "inducement" by the Adviser (or its affiliates under its control).

XV. LIABILITY OF THE SUBADVISER.

    In the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties hereunder on the part of the Subadviser or any of its officers, directors or employees, the Subadviser shall not be subject to liability to the Adviser for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security; PROVIDED, HOWEVER, that the foregoing shall not be construed to relieve the Subadviser of any liability it may have arising under the Agreement Not to Compete or the Acquisition Agreement dated August 15, 1995, among the Subadviser, the Adviser and certain affiliates of the Subadviser.

XVI. NOTICES.

    Any notice or other communication required or that may be given hereunder shall be in writing and shall be delivered personally, telecopied, sent by certified, registered or express mail, postage prepaid or sent by national next-day delivery service and shall be deemed given when so delivered personally or telecopied, or if mailed, two days after the date of mailing, or if by next-day delivery service, on the business day following delivery thereto, as follows or to such other location as any party notifies any other party:

      A.  if to the Adviser, to:
       OppenheimerFunds, Inc.
       Two World Trade Center
       New York, New York 10048-0203
       Attention: Andrew J. Donohue
                 Executive Vice President and General Counsel
       Telecopier: 212-321-1159

       B.  if to the Subadviser, to:
       OpCap Advisors
       c/o Oppenheimer Capital
       225 Liberty Street
       New York, New York 10281
       Attention: Thomas E. Duggan
                 Secretary and General Counsel
       Telecopier: 212-349-4759

XVII. QUESTIONS OF INTERPRETATION.

    This Agreement shall be governed by the laws of the State of New York applicable to agreements made and to be performed entirely within the State of New York (without regard to any conflicts of law principles thereof). Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

XVIII. FORM ADV -- DELIVERY.

    The Adviser hereby acknowledges that it has received from the Subadviser a copy of the Subadviser's Form ADV, Part II as currently filed, at least 48 hours prior to entering into this Agreement and that it has read and understood the disclosures set forth in the Subadviser's Form ADV, Part II.

XIX. MISCELLANEOUS.

    The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

XX. COUNTERPARTS.

    This Agreement may be executed in counterparts, each of which shall constitute an original and both of which, collectively, shall constitute one agreement.

    IN WITNESS WHEREOF,  the parties  hereto have  caused this  Agreement to  be
executed in duplicate by their respective officers as of the   day of          ,
1997.

                                          OPPENHEIMERFUNDS, INC.

                                          By:

                                             -----------------------------------
                                          Name: Andrew J. Donohue
                                             Title: Executive Vice President

                                          OPCAP ADVISORS

                                          By: OPPENHEIMER FINANCIAL CORP.
                                              a general partner

                                          By:

                                             -----------------------------------
                                          Name:
                                             Title:

                               SCHEDULE XIII.D.1

    The universe of funds to which Class A shares of Oppenheimer Quest Capital Value Fund, Inc. (the "Fund") subadvised by OpCap Advisors will be compared to so that it can be determined in which quartile the performance ranks shall consist of those funds with the same Lipper investment objective being offered as the only class of shares of such fund or, in the case where there is more than one class of shares being offered, with a front-end load (typically referred to as Class A shares).

    The present Lipper investment objective category for the fund is:

FUND                                                    LIPPER CATEGORY
------------------------------------------------------  -------------------------------------
Oppenheimer Quest Capital                               CA -- Capital Appreciation
 Value Fund, Inc.

                                                                       EXHIBIT D

                    INFORMATION ON COMPARABLE FUNDS MANAGED
                           BY OPPENHEIMERFUNDS, INC.

                                              APPROXIMATE NET ASSETS
                                                  AS OF 6/30/96                  ADVISORY FEE RATE AS %
                NAME OF FUND                        (MILLIONS)                OF AVERAGE ANNUAL NET ASSETS
--------------------------------------------  ----------------------  --------------------------------------------
Oppenheimer Global Emerging Growth Fund             $    174.4        1.0% on the first $50 million
                                                                      .75% on the next $150 million
                                                                      .72% on the next $200 million
                                                                      .69% on the next $200 million
                                                                      .66% on the next $200 million
                                                                      .60% of net assets in excess of $800 million

Oppenheimer Value Stock Fund                        $    178.9        .75% on the first $100 million
                                                                      .72% on the next $200 million
                                                                      .69% on the next $200 million
                                                                      .66% of net assets in excess of $500 million

Oppenheimer Fund                                    $    279.0        .75% on the first $200 million
Oppenheimer Enterprise Fund                         $     72.3        .72% on the next $200 million
Oppenheimer Growth Fund                             $  1,269.0        .69% on the next $200 million
Oppenheimer Discovery Fund                          $  1,293.3        .66% on the next $200 million
                                                                      .60% of net assets in excess of $800 million

Oppenheimer Target Fund                             $    831.4        .75% on the first $200 million
                                                                      .72% on the next $200 million
                                                                      .69% on the next $200 million
                                                                      .66% on the next $200 million
                                                                      .60% on the next $800 million
                                                                      .58% of net assets in excess of $1.5 billion

Oppenheimer Global Fund                             $  2,985.4        .80% on the first $250 million
                                                                      .77% on the next $250 million
                                                                      .75% on the next $500 million.
                                                                      .69% on the next $1 billion
                                                                      .67% on the next $1.5 billion
                                                                      .65% of net assets in excess of $3.5 billion

*Oppenheimer Quest Value Fund, Inc.                 $    453.8        1.0% on the first $400 million
*Oppenheimer Quest Small Cap Value Fund             $    164.1        .90% on the next $400 million
*Oppenheimer Quest Opportunity Value Fund           $  1,324.4        .85% of net assets in excess of $800 million

*Oppenheimer Quest Global Value Fund, Inc.          $    221.9        .75% on the first $400 million
                                                                      .70% on the next $400 million
                                                                      .65% of net assets in excess of $800 million

*Oppenheimer Quest Officers Value Fund              $      9.4        1.0% of its daily net assets**

Oppenheimer Disciplined Value Fund                  $    137.9        .625% on the first $300 million
                                                                      .500% on the next $100 million
                                                                      .450% of net assets in excess of $400
                                                                       million

Oppenheimer International Growth Fund               $     12.1        .80% on the first $250 million
                                                                      .77% on the next $250 million
                                                                      .75% on the next $500 million
                                                                      .69% on the next $1 billion
                                                                      .67 % of next assets in excess of $2 billion

Oppenheimer Variable Account Funds                                    .75% of the first $200 million
Oppenheimer Growth Fund                             $    144.5        .72% of the next $200 million
Oppenheimer Capital Appreciation Fund               $    485.5        .69% of the next $200 million
Oppenheimer Global Securities Fund                  $    480.2        .66% of the next $200 million
                                                                      .60% of net assets in excess of $800 million

------------------------
* OFI pays a sub-advisory fee to OpCap Advisors to provide day-to-day portfolio management of the Fund. OFI pays OpCap Advisors monthly an annual fee based on the average daily net assets of the Fund equal to 40% of the advisory fee collected by OFI based on the total net assets of the Fund as of November 22, 1995 (the "base amount") plus 30% of the investment advisory fee collected by OFI based on the total net assets of the Fund that exceed the base amount.

** Effective August 1, 1996, OFI voluntarily agreed to waive that portion of it management fee equal to what OFI would have been required to pay OpCap Advisors as the sub-advisory fee. Effective as of such date, the sub-advisor voluntarily agreed to waive its subadvisory fee.

                                                                       EXHIBIT E

                  DISTRIBUTION AND SERVICE PLAN AND AGREEMENT
                                    BETWEEN
                       OPPENHEIMERFUNDS DISTRIBUTOR, INC.
                                      AND
                   OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.
                             FOR CLASS A SHARES OF
                   OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

    DISTRIBUTION  AND SERVICE PLAN AND AGREEMENT (the "Plan")  dated the     day
of           , 1997, by and  between OPPENHEIMER QUEST CAPITAL VALUE FUND,  INC.
(the "Fund") and OPPENHEIMERFUNDS DISTRIBUTOR, INC. (the "Distributor").

    1. THE PLAN. This Plan is the Fund's written distribution plan for Class A shares of the Fund (the "Shares"), contemplated by Rule 12b-1 (the "Rule") under the Investment Company Act of 1940 (the "1940 Act"), pursuant to which the Fund will compensate the Distributor for its services incurred in connection with the distribution of Shares, and the personal service and maintenance of shareholder accounts that hold Shares ("Accounts"). The Fund may act as distributor of securities of which it is the issuer, pursuant to the Rule, according to the terms of this Plan. The Distributor is authorized under the Plan to pay "Recipients," as hereinafter defined, for rendering (1) distribution assistance in connection with the sale of Shares and/or (2) administrative support services with respect to Accounts. Such Recipients are intended to have certain rights as third-party beneficiaries under this Plan. The terms and provisions of this Plan shall be interpreted and defined in a manner consistent with the provisions and definitions contained in (i) the 1940 Act, (ii) the Rule, (iii) Rule 2830 of the National Association of Securities Dealers, Inc. Conduct Rules, or its successor (the "NASD Conduct Rules") and (iv) any conditions pertaining either to distribution-related expenses or to a plan of distribution, to which the Fund is subject under any order on which the Fund relies, issued at any time by the Securities and Exchange Commission.

    2. DEFINITIONS. As used in this Plan, the following terms shall have the following meanings:

    (a)"Recipient" shall mean any broker, dealer, bank or other person or entity which: (i) has rendered assistance (whether direct, administrative or both) in the distribution of Shares or has provided administrative support services with respect to Shares held by Customers (defined below) of the Recipient; (ii) shall furnish the Distributor (on behalf of the Fund) with such information as the Distributor shall reasonably request to answer such questions as may arise concerning the sale of Shares; and (iii) has been selected by the Distributor to receive payments under the Plan. Notwithstanding the foregoing, a majority of the Fund's Board of Directors (the "Board") who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Plan or in any agreements relating to this Plan (the "Independent Directors") may remove any broker, dealer, bank or other person or entity as a Recipient, whereupon such person's or entity's rights as a third-party beneficiary hereof shall terminate.

    (b)"Qualified Holdings" shall mean, as to any Recipient, all Shares owned beneficially or of record by: (i) such Recipient, or (ii) such customers, clients and/or accounts as to which such Recipient is a fiduciary or custodian or co-fiduciary or co-custodian (collectively, the "Customers"), but in no event shall any such Shares be deemed owned by more than one Recipient for purposes of this Plan. In the event that two entities would otherwise qualify as Recipients as to the same Shares, the Recipient which is the dealer of record on the Fund's books shall be deemed the Recipient as to such Shares for purposes of this Plan.

    3.    PAYMENTS  FOR  DISTRIBUTION  ASSISTANCE  AND  ADMINISTRATIVE   SUPPORT
SERVICES.

    (a)The Fund will make payments to the Distributor (i) within forty-five (45) days of the end of each calendar quarter, in the aggregate amount of
0.0625% (0.25% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of the Shares computed as of the close of each business day (the "Service Fee"), plus (ii) within ten (10) days of the end of each month, in the aggregate 0.020833% (0.25% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of the Shares computed as of the close of each business day (the "Asset-Based Sales Charge"). Such Service Fee payments received from the Fund will compensate the Distributor and Recipients for providing administrative support services with respect to Accounts. Such Asset-Based Sales Charge payments received from the Fund will compensate the Distributor and Recipients for providing distribution assistance in connection with the sale of Shares.

    The administrative support services in connection with the Accounts to be rendered by Recipients may include, but shall not be limited to, the following: answering routine inquiries concerning the Fund, assisting in establishing and maintaining accounts or sub-accounts in the Fund and processing Share redemption transactions, making the Fund's investment plans and dividend payment options available, and providing such other information and services in connection with the rendering of personal services and/or the maintenance of Accounts, as the Distributor or the Fund may reasonably request.

    The distribution assistance in connection with the sale of Shares to be rendered by the Distributor and by Recipients may include, but shall not be limited to, the following: distributing sales literature and prospectuses other than those furnished to current holders of the Fund's Shares ("Shareholders"), and providing such other information and services in connection with the distribution of Shares as the Distributor or the Fund may reasonably request.

    It may be presumed that a Recipient has provided distribution assistance or administrative support services qualifying for payment under the Plan if it has Qualified Holdings of Shares to entitle it to payments under the Plan. In the event that either the Distributor or the Board should have reason to believe that, notwithstanding the level of Qualified Holdings, a Recipient may not be rendering appropriate distribution assistance in connection with the sale of Shares or administrative support services for the Accounts, then the Distributor, at the request of the Board, shall require the Recipient to provide a written report or other information to verify that said Recipient is providing appropriate distribution assistance and/or services in this regard. If the Distributor or the Board of Directors still is not satisfied, either may take appropriate steps to terminate the Recipient's status as such under the Plan, whereupon such Recipient's rights as a third-party beneficiary hereunder shall terminate.

    (b)The Distributor shall make service fee payments to any Recipient quarterly, within forty-five (45) days of the end of each calendar quarter, at a rate not to exceed 0.0625% (0.25% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of Shares, computed as of the close of each business day, constituting Qualified Holdings owned beneficially or of record by the Recipient or by its Customers for a period of more than the minimum period (the "Minimum Holding Period"), if any, to be set from time to time by a majority of the Independent Directors.

    Alternatively, the Distributor may, at its sole option, make service fee payments ("Advance Service Fee Payments") to any Recipient quarterly, within forty-five (45) days of the end of each calendar quarter, at a rate not to exceed (i) 0.25% of the average during the calendar quarter of the aggregate net asset value of Shares, computed as of the close of business on the day such Shares are sold, constituting Qualified Holdings sold by the Recipient during that quarter and owned beneficially or of record by the Recipient or by its Customers, plus (ii) 0.0625% (0.25% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of Shares computed as of the close of each business day, constituting Qualified Holdings owned beneficially or of record by the Recipient or by its Customers for a period of more than one (1) year, subject to reduction or chargeback so that the Advance Service Fee Payments do not exceed the limits on payments to Recipients that are, or may be, imposed by the NASD Conduct Rules. In the event Shares are redeemed less than one year after the date such Shares were sold, the Recipient is obligated and will repay to the Distributor on demand a pro rata portion of such Advance Service Fee Payments, based on the ratio of the time such shares were held to one (1) year.

    The Advance Service Fee Payments described in part (i) of the preceding sentence may, at the Distributor's sole option, be made more often than quarterly, and sooner than the end of the calendar quarter. In addition, the Distributor may make asset-based sales charge payments to any Recipient quarterly, within forty-five (45) days of the end of each calendar quarter, at a rate not to exceed 0.0625% (0.25% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of Shares computed as of the close of each business day, constituting Qualified Holdings owned beneficially or of record by the Recipient or its Customers. However, no such service fee or asset-based sales charge payments (collectively, the "Recipient Payments") shall be made to any Recipient for any such quarter in which its Qualified Holdings do not equal or exceed, at the end of such quarter, the minimum amount ("Minimum Qualified Holdings"), if any, to be set from time to time by a majority of the Independent Directors.

    A majority of the Independent Directors may at any time or from time to time decrease and thereafter adjust the rate of fees to be paid to the Distributor or to any Recipient, but not to exceed the rates set forth above, and/or direct the Distributor to increase or decrease the Minimum Holding Period or the Minimum Qualified Holdings. The Distributor shall notify all Recipients of the Minimum Qualified Holdings or Minimum Holding Period, if any, and the rates of Recipient Payments hereunder applicable to Recipients, and shall provide each Recipient with written notice within thirty (30) days after any change in these provisions. Inclusion of such provisions or a change in such provisions in a revised current prospectus shall constitute sufficient notice. The Distributor may make Plan payments to any "affiliated person" (as defined in the 1940 Act) of the Distributor if such affiliated person qualifies as a Recipient.

    (c)The Service Fee and the Asset-Based Sales Charge on Shares are subject to reduction or elimination of such amounts under the limits to which the
Distributor is, or may become, subject under the NASD Conduct Rules. The distribution assistance and administrative support services to be rendered by the Distributor in connection with the Shares may include, but shall not be limited to, the following: (i) paying sales commissions to any broker, dealer, bank or other person or entity that sells Shares, and\or paying such persons Advance Service Fee Payments in advance of, and\or greater than, the amount provided for in Section 3(b) of this Agreement; (ii) paying compensation to and expenses of personnel of the Distributor who support distribution of Shares by Recipients; (iii) obtaining financing or providing such financing from its own resources, or from an affiliate, for interest and other borrowing costs of the Distributor's unreimbursed expenses incurred in rendering distribution assistance and administrative support services to the Fund; (iv) paying other direct distribution costs, including without limitation the costs of sales literature, advertising and prospectuses (other than those furnished to current Shareholders) and state "blue sky" registration expenses; and (v) providing any service rendered by the Distributor that a Recipient may render pursuant to part
(a) of this Section 3. Such services include distribution assistance and administrative support services rendered in connection with Shares acquired (i) by purchase, (ii) in exchange for shares of another investment company for which the Distributor serves as distributor or sub-distributor, or (iii) pursuant to a plan of reorganization to which the Fund is a party. In the event that the Board should have reason to believe that the Distributor may not be rendering appropriate distribution assistance or administrative support services in connection with the sale of Shares, then the Distributor, at the request of the Board, shall provide the Board with a written report or other information to verify that the Distributor is providing appropriate services in this regard.

    (d)Under the Plan, payments may be made to Recipients: (i) by OppenheimerFunds, Inc. ("OFI") from its own resources (which may include profits derived from the advisory fee it receives from the Fund), or (ii) by the Distributor (a subsidiary of OFI), from its own resources, from Asset-Based Sales Charge payments or from its borrowings.

    (e)Notwithstanding any other provision of this Plan, this Plan does not obligate or in any way make the Fund liable to make any payment whatsoever to any person or entity other than directly to the Distributor. In no event shall the amounts to be paid to the Distributor exceed the rate of fees to be paid by the Fund to the Distributor set forth in paragraph (a) of this
Section 3.

    4. SELECTION AND NOMINATION OF DIRECTORS. While this Plan is in effect, the selection and nomination of those persons to be Directors of the Fund who are not "interested persons" of the Fund ("Disinterested Directors") shall be committed to the discretion of such Disinterested Directors.

Nothing herein shall prevent the Disinterested Directors from soliciting the views or the involvement of others in such selection or nomination if the final decision on any such selection and nomination is approved by a majority of the incumbent Disinterested Directors.

    5. REPORTS. While this Plan is in effect, the Treasurer of the Fund shall provide written reports to the Funds's Board for its review, detailing services rendered in connection with the distribution of the Shares, the amount of all payments made and the purpose for which the payments were made. The reports shall be provided quarterly and shall state whether all provisions of Section 3 of this Plan have been complied with.

    6. RELATED AGREEMENTS. Any agreement related to this Plan shall be in writing and shall provide that: (i) such agreement may be terminated at any time, without payment of any penalty, by a vote of a majority of the Independent Directors or by a vote of the holders of a "majority" (as defined in the 1940
Act) of the Fund's outstanding voting securities of the Class, on not more than sixty days written notice to any other party to the agreement; (ii) such agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act); (iii) it shall go into effect when approved by a vote of the Board and its Independent Directors cast in person at a meeting called for the purpose of voting on such agreement; and (iv) it shall, unless terminated as herein provided, continue in effect from year to year only so long as such continuance is specifically approved at least annually by a vote of the Board and its Independent Directors cast in person at a meeting called for the purpose of voting on such continuance.

    7. EFFECTIVENESS, CONTINUATION, TERMINATION AND AMENDMENT. This Plan has been approved by a vote of the Board and its Independent Directors cast in person at a meeting called on September 17, 1996 for the purpose of voting on this Plan, and shall take effect after approval by Class A shareholders of the Fund. Unless terminated as hereinafter provided, it shall continue in effect from year to year from the date first set forth above or as the Board may otherwise determine only so long as such continuance is specifically approved at least annually by a vote of the Board and its Independent Directors cast in person at a meeting called for the purpose of voting on such continuance. This Plan may not be amended to increase materially the amount of payments to be made without approval of the Class A Shareholders, in the manner described above, and all material amendments must be approved by a vote of the Board and of the Independent Directors. This Plan may be terminated at any time by vote of a majority of the Independent Directors or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities of the Class. In the event of such termination, the Board and its Independent Directors shall determine whether the Distributor is entitled to payment from the Fund of all or a portion of the Service Fee and/or the Asset-Based Sales Charge in respect of Shares sold prior to the effective date of such termination.

                                          OPPENHEIMER QUEST CAPITAL VALUE FUND,
                                          INC.

                                          By:

                                             -----------------------------------
                                          Bridget A. Macaskill, Chairman

                                          OPPENHEIMERFUNDS DISTRIBUTOR, INC.

                                          By:

                                             -----------------------------------
                                          Andrew J. Donohue
                                             Executive Vice President

                                                                       EXHIBIT F

                           ARTICLES OF AMENDMENT AND
                                 RESTATEMENT OF
                    QUEST FOR VALUE DUAL PURPOSE FUND, INC.

    Quest  for  Value  Dual  Purpose Fund,  Inc.,  a  Maryland  corporation (the
"Corporation), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

    FIRST: The charter of the Corporation is hereby amended by:

    Changing and reclassifying each of the shares of Common Stock (par value $.01 per share) of the Corporation, which is issued at the close of business on the effective date of this amendment, into one share of Common Stock of the Oppenheimer Quest Capital Value Fund Series of Common Stock (par value $.0001 per share) and by transferring to the account designated "capital in excess of par value" $.0099 for each share of Common Stock outstanding immediately after the change and reclassification.

    SECOND: The charter of the Corporation is hereby amended and restated to read in its entirety as follows:

                   OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

                           ARTICLES OF INCORPORATION

                                   ARTICLE I

    The name of the Corporation is Oppenheimer Quest Capital Value Fund, Inc.

                                   ARTICLE II

    (a) The purposes for which the Corporation is formed and the business and objects to be carried on and promoted by it are:

    (1) To engage primarily in the business of investing, reinvesting or trading in securities as an investment company classified under the Investment Company Act of 1940 as an open-end, management company.

    (2) To engage in any one or more businesses or transactions, or to acquire all or any portion of any entity engaged in any one or more businesses or transactions, which the Board of Directors may from time to time authorize or approve, whether or not related to the business described elsewhere in this article or to any other business at the time or theretofore engaged in by the Corporation.

    (b) The foregoing enumerated purposes and objects shall be in no way limited or restricted by reference to, or inference from, the terms of any other clause of this or any other Article of the Charter of the Corporation, and each shall be regarded as independent; and they are intended to be and shall be construed as powers as well as purposes and objects of the Corporation and shall be in addition to and not in limitation of the general powers of corporations under the General Laws of the State of Maryland.

                                  ARTICLE III

    The post office address of the principal office of the Corporation in this State is c/o The Corporation Trust Incorporated, 32 South Street, Baltimore, Maryland 21202.

                                   ARTICLE IV

    The name of the resident agent of the Corporation in this State is The Corporation Trust Incorporated, a corporation of this state and the post office address of the resident agent is 32 South Street, Baltimore, Maryland 21202.

                                   ARTICLE V

    (a) The total number of shares of stock of all classes and series which the Corporation initially has authority to issue is 1,000,000,000 (one billion) shares of common stock (par value $.0001 per share), amounting in aggregate par value to $100,000 (one hundred thousand). Of the authorized shares of capital stock of the Corporation, 500,000,000 (five hundred million) shares are further initially classified as a series of Common Stock designated the "Oppenheimer Quest Capital Value Fund". This series of Common Stock shall initially have three classes of shares, designated Class A, Class B and Class C, consisting, until further changed, of 300,000,000 (three hundred million) Class A shares, 100,000,000 (one hundred million) Class B shares and 100,000,000 (one hundred million) Class C shares. The Board of Directors may classify and reclassify any unissued shares of capital stock by setting or changing in any one or more respects the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of such shares of stock.

    (b) Unless otherwise prohibited by law, so long as the Corporation is registered as an open-end company under the Investment Company Act of 1940, the Board of Directors shall have the power and authority, without the approval of the holders of any outstanding shares, to increase or decrease the number of shares of capital stock, or the number of shares of capital stock of any class or series, that the Corporation has authority to issue.

    (c) The following is a description of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the Oppenheimer Quest Capital Value Fund, and any additional series of Common Stock of the Corporation (unless otherwise provided in the articles supplementary or other charter document classifying or reclassifying such series) and Class A, Class B and Class C of each series of Common Stock of the Corporation.

    (1) All consideration received by the Corporation from the issue or sale of shares of a particular series of Common Stock, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any investment or reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that series for all purposes and shall be so recorded upon the books of account of the Corporation. Such consideration, assets, income, earnings, profits and proceeds, together with any items allocated as provided in the following sentence, are hereinafter referred to collectively as the "assets belonging to" that series. In the event that there are any assets, income, profits or proceeds which are not identifiable as belonging to a particular series of Common Stock, such items shall be allocated by or under the supervision of the Board of Directors to and among one or more of the series of Common Stock from time to time classified or reclassified, in such manner and on such basis as the Board of Directors, in its sole discretion, deems fair and equitable. Each such allocation shall be conclusive and binding for all purposes. No holder of a particular series of Common Stock shall have any right or claim against the assets belonging to any other series, except as a holder of the shares of such other series.

    (2) The assets belonging to each series of Common Stock shall be charged with the liabilities of the Corporation in respect of that series and all expenses, costs, charges and reserves attributable to that series. Any liabilities, expenses, costs, charges or reserves of the Corporation which are attributable to more than one series of Common Stock, or are not identifiable as pertaining to any series, shall be allocated and charged by or under the supervision of the Board of Directors to and among one or more of the series of Common Stock from time to time classified or reclassified, in such manner and on such basis as the Board of Directors, in its sole discretion, deems fair and equitable. Each such allocation shall be conclusive and binding for all purposes. The liabilities, expenses, costs, charges and reserves charged to a series of Common Stock are hereinafter referred to collectively as the "liabilities of" that series. All persons who have extended credit with respect to, or who have a claim or contract in respect of, a particular series of Common Stock shall look only to the assets belonging to that series for payment or satisfaction of such credit, claim or contract.

    (3) The net asset value per share of a particular series of Common Stock shall be the quotient obtained by dividing the value of the net assets of the series (being the value of the assets belonging to that series less the liabilities of that series) by the total number of shares of that series outstanding, all as determined by or under the discretion of the Board of Directors in accordance with generally accepted accounting principles and the Investment Company Act of 1940. Subject to the applicable provisions of the Investment Company Act of 1940, the Board of Directors, in its sole discretion, may prescribe and shall set forth in the by-laws of the Corporation, or in a duly adopted resolution of the Board of Directors, such bases and times for determining the current net asset value per share of each series of Common Stock and the net income attributable to such series, as the Board of Directors deems necessary or desirable. The Board of Directors shall have full discretion, to the extent not inconsistent with the Investment Company Act of 1940, to determine whether any moneys or other assets received by the Corporation shall be treated as income or capital and whether any item of expense shall be charged to income or capital, and each such determination shall be conclusive and binding for all purposes.

    (4) Subject to the provisions of law and any preferences of any class or series of stock from time to time classified or reclassified, dividends, including dividends payable in shares of another class or series of the Corporation's stock, may be paid on a particular class or series of Common Stock of the Corporation at such time and in such amounts as the Board of Directors may deem advisable. Dividends and other distributions on the shares of a particular series of Common Stock shall be paid only out of the assets belonging to that series after providing for the liabilities of that series.

    (5) Each holder of Common Stock shall have one vote for each share standing in his name on the books of the Corporation, irrespective of the class or series thereof, and the exclusive voting power for all purposes shall be vested in the holders of the Common Stock. All classes and series of Common Stock shall vote together as a single class; provided, however, that as to any matter with respect to which a separate vote of a particular class or series is required by the Investment Company Act of 1940 or the Maryland General Corporation Law, such requirement shall apply and, in that event, the other classes and series entitled to vote on the matter shall vote together as a single class; and provided, further, that the holders of a particular class or series of Common Stock shall not be entitled to vote on any matter which does not affect any interest of that class or series (as determined by the Board of Directors in its sole discretion), including liquidation of another class or series, except as otherwise required by the Investment Company Act of 1940 or the Maryland General Corporation Law.

    (6) Each holder of Common Stock shall have the right to require the Corporation to redeem all or any part of his shares of any class or series at a redemption price equal to the current net asset value per share of that class or series which is next computed after receipt of a tender of such shares for redemption, less such redemption fee or deferred sales charge, if any, as the Board of Directors may from time to time establish in accordance with the Investment Company Act of 1940 and the Rules of Fair Practice adopted by the National Association of

       Securities Dealers, Inc. Payment of the redemption price shall be made by the Corporation only from the assets belonging to the series whose shares are being redeemed. The redemption price shall be paid in cash; provided, however, that if the Board of Directors determines, which determination shall be conclusive, that conditions exist which make payment wholly in cash unwise or undesirable, the Corporation may, to the extent and in the manner permitted by law, make payment wholly or partly in securities or other assets, at the value of such securities or other assets used in such determination of current net asset value. Notwithstanding the foregoing, the Corporation may suspend the right of holders of any series of Common Stock to require the Corporation to redeem their shares, or postpone the date of payment or satisfaction upon such redemption for more than seven days after tender of such shares for redemption, during any period or at any time when and to the extent permitted under the Investment Company Act of 1940.

    (7) To the extent and in the manner permitted by the Investment Company Act of 1940 and the Maryland General Corporation Law, the Board of Directors may cause the Corporation to redeem, at their current net asset value, the shares of any series of Common Stock held in the account of any stockholder having, because of redemptions or exchanges, an aggregate net asset value which is less than the minimum initial investment in that series specified by the Board of Directors from time to time in its sole discretion. The Board of Directors of the Corporation may also, from time to time in its discretion, authorize the Corporation to require the redemption of all or any part of the outstanding shares of its capital stock of any series for the proportionate interest in the assets of the Corporation represented by those shares or the cash equivalent thereof (which shall be the net asset value of those shares determined as provided hereof), upon the sending of written or telegraphic notice of redemption to each holder whose shares are so redeemed and upon such terms and conditions as the Board of Directors of the Corporation shall deem advisable.

    (8) In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, or of the liquidation of a particular series of Common Stock, the holders of each series that is being liquidated shall be entitled, after payment or provision for payment of the liabilities of that series and the amount to which the holders of any class of that series shall be entitled, as a class, to share ratably in the remaining assets belonging to the series. The holders of shares of any particular series shall not be entitled thereby to any distribution upon the liquidation of any other series. The liquidation of any series of Common Stock of which there are shares then outstanding shall be approved by the vote of a majority (as defined in the Investment Company Act of 1940) of the outstanding shares of that series, and without the vote of the holders of shares of any other series of Common Stock.

    (9) Subject to compliance with the Investment Company Act of 1940, the Board of Directors shall have authority to provide that holders of any series of Common Stock shall have the right to exchange their shares for shares of one or more other series in accordance with such requirements and procedures as may be established by the Board of Directors.

    (10) Except to the extent provided otherwise by the charter of the Corporation, the Class A, Class B and Class C shares of each series of Common Stock shall represent an equal proportionate interest in the assets belonging to that series (subject to the liabilities of that series) and each share of a particular series shall have identical voting, dividend, liquidation and other rights; provided, however, that notwithstanding anything in the charter of the Corporation to the contrary:

        (i) The Class A, Class B and Class C shares may be issued and sold subject to such different sales or charges, whether initial, deferred or contingent, or any combination thereof, as the Board of Directors may from time to time establish in accordance with the Investment Company Act of 1940 and the Rules of Fair Practice adopted by the National Association of Securities Dealers, Inc.

        (ii) Expenses, costs and charges which are determined by or under the supervision of the Board of Directors to be attributable to a particular class of a series may be charged to that class and appropriately reflected in the net asset value of, or dividends payable on, the shares of that class of the series.

       (iii) The Class A, Class B and Class C shares of a particular series may have such different exchange and conversion rights as the Board of Directors shall provide in compliance with the Investment Company Act of 1940.

    (d) Subject to the foregoing and to the Investment Company Act of 1940, the power of the Board of Directors to classify and reclassify any of the shares of capital stock shall include, without limitation, subject to the provisions of the charter of the Corporation, authority to classify or reclassify any unissued shares of such stock into one or more classes or series of preferred stock, preference stock, special stock or other stock, and to divide and classify shares of any class or series into one or more classes or series of such class or series, by determining, fixing or altering one or more of the following:

    (1) The distinctive designation of such class or series and the number of shares to constitute such class or series; provided that, unless otherwise prohibited by the terms of such or any other class or series, the number of shares of any class or series may be decreased by the Board of Directors in connection with any classification or reclassification of unissued shares and the number of shares of such class or series may be increased by the Board of Directors in connection with any such classification or reclassification, and any shares of any class or series which have been redeemed, purchased, otherwise acquired or converted into shares of any other class or series shall become part of the authorized capital stock and be subject to classification and reclassification as herein provided.

    (2) Whether or not and, if so, the rates, amounts and times at which, and the conditions under which, dividends shall be payable on shares of such class or series, whether any such dividends shall rank senior or junior to or on a parity with the dividends payable on any other class or series of stock, and the status of any such dividends as cumulative, cumulative to a limited extent or non-cumulative and as participating or non-participating.

    (3) Whether or not shares of such class or series shall have voting rights, in addition to any voting rights provided by law and, if so, the terms of such voting rights.

    (4) Whether or not shares of such class or series shall have conversion or exchange privileges and, if so, the terms and conditions thereof, including provision for adjustment of the conversion or exchange rate in such events or at such times as the Board of Directors shall determine.

    (5) Whether or not shares of such class or series shall be subject to redemption and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates; and whether or not there shall be any sinking fund or purchase account in respect thereof and, if so, the terms thereof.

    (6) The rights of the holders of shares of such class or series upon the liquidation, dissolution or winding up of the affairs of, or upon any distribution of the assets of, the Corporation, which rights may vary depending upon whether such liquidation, dissolution or winding up is voluntary or involuntary and, if voluntary, may vary at different dates, and whether such rights shall rank senior or junior to or on a parity with such rights of any other class or series of stock.

    (7) Whether or not there shall be any limitations applicable, while shares of such class or series are outstanding, upon the payment of dividends or making of distributions on, or the acquisition of, or the use of monies for purchase or redemption of, any stock of the Corporation, or upon any other action of the Corporation, including action under this paragraph and, if so, the terms and conditions thereof.

    (8) Any other preferences, rights, restrictions, including restrictions on transferability, and qualifications of shares of such class or series, not inconsistent with law and the charter of the Corporation.

    (e) For the purposes hereof and of any articles supplementary to the charter providing for the classification or reclassification of any shares of capital stock or of any other charter document of the Corporation (unless otherwise provided in any such articles or document), any class or series of stock of the Corporation shall be deemed to rank:

    (1) prior to another class or series either as to dividends or upon liquidation, if the holders of such class or series be entitled to the receipt of dividends or of amounts distributable on liquidation, dissolution or winding up, as the case may be, in preference or priority to holders of such other class or series;

    (2) on a parity with another class or series either as to dividends or upon liquidation, whether or not the dividend rates, dividend payment dates or redemption or liquidation price per share thereof be different from those of such others, if the holders of such class or series of stock shall be entitled to receipt of dividends or amounts distributable upon liquidation, dissolution or winding up, as the case may be, in proportion to their respective dividend rates or redemption or liquidation prices, without preference or priority over the holders of such other class or series; and

    (3) junior to another class or series either as to dividends or upon liquidation, if the rights of the holders of such class or series shall be subject or subordinate to the rights of the holders of such other class or series in respect of the receipt of dividends or the amounts distributable upon liquidation, dissolution or winding up, as the case may be.

    (f) The Corporation may issue and sell fractions of shares of capital stock having pro rata all the rights of full shares, including, without limitation, the right to vote and to receive dividends, and wherever the words "share" or "shares" are used in the charter or by-laws of the Corporation, they shall be deemed to include fractions of shares where the context does not clearly indicate that only full shares are intended.

    (g) The Corporation shall not be obligated to issue certificates representing shares of capital stock of any class or series. At the time of issue or transfer of shares without certificates, the Corporation shall provide the stockholder with such information as may be required under the Maryland General Corporation Law.

                                  ARTICLE SIX

    The number of directors of the Corporation shall be five, which number may be increased or decreased pursuant to the by-laws of the Corporation, but shall never be less than the minimum number permitted by the General Laws of the State of Maryland now or hereafter in force. The names of the directors who will serve until the next annual meeting and until their successors are elected and qualified are as follows:

       Paul Clinton
       Thomas Courtney
       Lacy Herrmann
       George Loft
       Bridget A. Macaskill

                                 ARTICLE SEVEN

    (a) The following provisions are hereby adopted for the purpose of defining, limiting and regulating the powers of the Corporation and of the directors and stockholders:

    (1) The Board of Directors is hereby empowered to authorize the issuance from time to time of shares of its stock of any class or series, whether now or hereafter authorized, or securities convertible into shares of its stock of any class or series, whether now or hereafter authorized, for such consideration as may be deemed advisable by the Board of Directors and without any action by the stockholders.

    (2) No holder of any stock or any other securities of the Corporation, whether now or hereafter authorized, shall have any preemptive right to subscribe for or purchase any stock or any other securities of the Corporation other than such, if any, as the Board of Directors, in its sole discretion, may determine and at such price or prices and upon such other terms as the Board of Directors, in its sole discretion, may fix; and any stock or other securities which the Board of Directors may determine to offer for subscription may, as the Board of Directors in its sole discretion shall determine, be offered to the holders of any class, series or type of stock or other securities at the time outstanding to the exclusion of the holders of any or all other classes, series or types of stock or other securities at the time outstanding.

    (3) The Board of Directors of the Corporation shall, consistent with applicable law, have power in its sole discretion to determine from time to time in accordance with sound accounting practice or other reasonable valuation methods what constitutes annual or other net profits, earnings, surplus or net assets in excess of capital; to determine that retained earnings or surplus shall remain in the hands of the Corporation; to set apart out of any funds of the Corporation such reserve or reserves in such amount or amounts and for such proper purpose or purposes as it shall determine and to abolish any such reserve or any part thereof; to distribute and pay distributions or dividends in stock, cash or other securities or property, out of surplus or any other funds or amounts legally available therefor, at such times and to the stockholders of record on such dates as it may, from time to time, determine; and to determine whether and to what extent and at what times and places and under what conditions and regulations the books, accounts and documents of the Corporation, or any of them, shall be open to the inspection of stockholders, except as otherwise provided by statue of the by-laws of the Corporation, and, except as so provided, no stockholder shall have any right to inspect any book, account or document of the Corporation unless authorized to do so by resolution of the Board of Directors.

    (4) Notwithstanding any provision of law requiring the authorization of any action by a greater proportion than a majority of the total number of shares of capital stock or of any class or series of capital stock, such action shall be valid and effective if authorized by the affirmative vote of the holders of a majority of the total number of shares of capital stock or of such class or series, as the case may be, outstanding and entitled to vote thereon, except as otherwise provided in the charter of the Corporation. At a meeting of stockholders the presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast on any matter with respect to which one or more classes or series of capital stock are entitled to vote as a separate class shall constitute a quorum of such separate class for action on that matter. Whether or not a quorum of such a separate class for action on any such matter is present, a meeting of stockholders convened on the date for which it was called may be adjourned as to that matter from time to time without further notice by a majority vote of the stockholders of the separate class present in person or by proxy to a date not more than 120 days after the original record date.

    (5) The Corporation shall indemnify (i) its currently acting and its former directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) other employees and agents to such extent as shall be authorized by the Board of Directors or the by-laws of the Corporation and as permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such by-laws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. The right of indemnification provided hereunder shall not be construed to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

    (6) To the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages; provided, however, that this provision shall not be construed to protect any director or officer against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. No amendment, modification or repeal of this provision shall adversely affect any right or protection provided hereunder that exists at the time of such amendment, modification or repeal.

    (7) The Corporation reserves the right from time to time to make any amendments of its charter which may now or hereafter be authorized by law, including any amendments changing the terms or contract rights, as expressly set forth in its charter, of any of its outstanding stock by classification, reclassification or otherwise.

    (b) The enumeration and definition of particular powers of the Board of Directors included in the foregoing shall in no way be limited or restricted by reference to or inference from the terms of any other clause of this or any other article of the charter of the Corporation, or construed as or deemed by inference or otherwise in any manner to exclude or limit any powers conferred upon the Board of Directors under the General Laws of the State of Maryland now or hereafter in force.

                                 ARTICLE EIGHT

    The duration of the Corporation shall be perpetual.

    THIRD: The provisions hereunder set forth are all the provisions of the charter of the Corporation currently in effect.

    FOURTH:

    (a) As of immediately before the amendment the total number of shares of stock of all classes which the Corporation has authority to issue is 40,000,000 shares of capital stock, of which 20,000,000 shares are Income Shares (par value $.01 per share) and 20,000,000 shares are Capital Shares (par value $.01 per share).

    (b) As amended the total number of shares of stock of all classes which the Corporation has authority to issue is 1,000,000,000 shares, of which 500,000,000 shares are Common Stock -- Oppenheimer Quest Capital Value Fund Series (par value $.0001 per share), consisting of 300,000,000 Class A shares, 100,000,000 Class B shares and 100,000,000 Class C shares and 500,000,000 shares are undesignated as to class or series (par value $.0001 per share).

    (c) The aggregate par value of all shares having a par value is $400,000 before the amendment and $100,000 as amended.

    (d) The preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of each class of capital stock of the Corporation have been changed to provide that all shares of capital stock are redeemable shares of an open-end management investment company and as specified in Article V above.

    FIFTH: In accordance with the provisions of section 2-604 of the General Corporation Law of the State of Maryland, the foregoing amendment was duly approved by a majority of the entire Board of Directors and by a vote of two-thirds (2/3) of the outstanding stock entitled to vote on the matter.

    IN WITNESS WHEREOF, the Corporation has caused these present to be signed in its name and on its behalf by its President and witnessed by its Secretary on
this     day of          , 1996.

                                          OPPENHEIMER QUEST CAPITAL VALUE FUND,
                                          INC.

                                          By:

                                             -----------------------------------
Attest:

-----------------------------------------

                     QUEST FOR VALUE DUAL PURPOSE FUND, INC.
                                 CAPITAL SHARES
                    PROXY SOLICITED ON BEHALF OF MANAGEMENT
               FOR SPECIAL SHAREHOLDERS MEETING DECEMBER 20, 1996

The undersigned shareholder of QUEST FOR VALUE DUAL PURPOSE FUND, INC. does hereby appoint Thomas E. Duggan and Maria Camacho and each of them, as the attorneys and proxies of the undersigned, with full power of substitution, to attend the Special Meeting of Capital Shareholders of Quest for Value Dual Purpose Fund, Inc. to be held on December 20, 1996 at the offices of Oppenheimer & Co., Inc., 40th Floor, One World Financial Center at 3:00 p.m. New York time and at all adjournments thereof, to vote the number of shares of stock in the name of the undersigned on the record date for said meeting on the matters specified in the proxy statement. As to any other matter or if any of said nominees are not available for election, said attorneys shall vote in accordance with their best judgment.

Management recommends a vote FOR the election of directors and FOR the proposals on the reverse side hereof. The shares represented hereby will be voted as indicated or FOR if no choice is indicated.

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  PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE
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Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
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HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?

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/X/  PLEASE MARK VOTES AS IN
     THIS EXAMPLE

1.   To approve a change in the Fund's subclassification under the Investment Company          For       Against        Abstain
     Act of 1940 from a closed-end management investment company to an open-end                /  /        /  /           /  /
     management investment company:

2.   To approve a new Investment Advisory Agreement with OppenheimerFunds, Inc.                For       Against        Abstain
                                                                                               /  /        /  /           /  /

3.   To approve a new Subadvisory Agreement betwwen OppenheimerFunds, Inc,.                    For       Against        Abstain
     and OpCap Advisors                                                                        /  /        /  /           /  /

4.   To approve a new Distribution and Service Plan and Agreement with                         For       Against        Abstain
     OppenheimerFunds Distributor, Inc. with respect to Class A shares.                        /  /        /  /           /  /

5.   To approve Articles of Amendment and Restatement.                                         For       Against        Abstain
                                                                                               /  /        /  /           /  /

6.   To approve a change in the Fund's fundamental investment objective.                       For       Against        Abstain
                                                                                               /  /        /  /           /  /

7.   To approve changes in certain of the Fund's fundamental investment restrictions.          For       Against        Abstain
                                                                                               /  /        /  /           /  /

8.   Election of Directors.                                                                    For       Withhold  For All Except
                                                                                               /  /        /  /           /  /

P. CLINTON, T. COURTNEY, L. HERRMANN, G. LOFT, AND B. MACASKILL

If you do not wish your shares voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the nominee(s) name. Your shares will be voted for the remaining nominee(s).

   Please be sure to sign and date this Proxy.  Date  Mark box at right if  /  /
                                                      comments or address
                                                     change have been noted
                                                     on the reverse side of
                                                     this card.
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Shareholder sign here  --  Co-owner sign here